Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2022 and 2021

Report of Independent Auditors

To the Stockholder and the Board of Directors of Lincoln Life & Annuity Company of New York

Opinion

We have audited the financial statements of Lincoln Life & Annuity Company of New York (the Company), which comprise the balance sheets as of December 31, 2022 and 2021, and the related statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2022, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS).  Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report.  We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion.  Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists.  The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.  Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks.  Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.  Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 3l, 2023

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2022	2021
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2022 – $7,393; 2021 – $7,394; allowance for credit losses: 2022 – $3; 2021 – $0)	$6,509	$8,617
Equity securities	8	7
Mortgage loans on real estate, net of allowance for credit losses	911	961
Policy loans	195	217
Derivative investments	21	7
Other investments	1	6
Total investments	7,645	9,815
Cash and invested cash	46	56
Deferred acquisition costs and value of business acquired	688	281
Accrued investment income	91	91
Reinsurance recoverables, net of allowance for credit losses	643	514
Goodwill	26	26
Other assets	1,891	1,854
Separate account assets	6,825	8,475
Total assets	$17,855	$21,112

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$2,200	$1,932
Other contract holder funds	5,351	5,421
Funds withheld reinsurance liabilities	1,633	1,610
Income taxes payable	20	359
Other liabilities	174	281
Separate account liabilities	6,825	8,475
Total liabilities	16,203	18,078

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,220	1,347
Accumulated other comprehensive income (loss)	(509)	746
Total stockholder’s equity	1,652	3,034
Total liabilities and stockholder’s equity	$17,855	$21,112

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2022	2021	2020
Revenues
Insurance premiums	$329	$200	$153
Fee income	294	316	326
Net investment income	374	394	381
Realized gain (loss)	(21)	-	40
Other revenues	-	1	-
Total revenues	976	911	900
Expenses
Interest credited	184	191	198
Benefits	727	423	403
Commissions and other expenses	188	348	229
Total expenses	1,099	962	830
Income (loss) before taxes	(123)	(51)	70
Federal income tax expense (benefit)	(34)	(15)	10
Net income (loss)	(89)	(36)	60
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(1,255)	(244)	511
Total other comprehensive income (loss), net of tax	(1,255)	(244)	511
Comprehensive income (loss)	$(1,344)	$(280)	$571

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2022	2021	2020

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,347	1,408	1,468
Cumulative effect from adoption of new accounting standards	-	-	(18)
Net income (loss)	(89)	(36)	60
Dividends paid to The Lincoln National Life Insurance Company	(38)	(25)	(102)
Balance as of end-of-year	1,220	1,347	1,408

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	746	990	479
Other comprehensive income (loss), net of tax	(1,255)	(244)	511
Balance as of end-of-year	(509)	746	990
Total stockholder’s equity as of end-of-year	$1,652	$3,034	$3,339

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2022	2021	2020
Cash Flows from Operating Activities
Net income (loss)	$(89)	$(36)	$60
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Realized (gain) loss	21	-	(40)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	7	99	92
Premiums and fees receivable	(8)	(15)	(1)
Accrued investment income	-	1	-
Insurance liabilities and reinsurance-related balances	107	(109)	(47)
Accrued expenses	(87)	101	8
Federal income tax accruals	(7)	(45)	(21)
Other	17	(27)	29
Net cash provided by (used in) operating activities	(39)	(31)	80

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(259)	(654)	(646)
Sales of available-for-sale securities and equity securities	84	64	204
Maturities of available-for-sale securities	166	444	289
Issuance of mortgage loans on real estate	(59)	(107)	(96)
Repayment and maturities of mortgage loans on real estate	109	92	61
Repayment (issuance) of policy loans, net	22	14	14
Net change in collateral on derivatives and related settlements	8	13	82
Other	-	-	(1)
Net cash provided by (used in) investing activities	71	(134)	(93)

Cash Flows from Financing Activities
Issuance (payment) of short-term debt	(38)	39	(26)
Deposits of fixed account values, including the fixed portion of variable	608	459	491
Withdrawals of fixed account values, including the fixed portion of variable	(546)	(325)	(361)
Transfers from (to) separate accounts, net	(28)	(30)	34
Common stock issued for benefit plans	-	-	(2)
Dividends paid to The Lincoln National Life Insurance Company	(38)	(25)	(102)
Net cash provided by (used in) financing activities	(42)	118	34

Net increase (decrease) in cash, invested cash and restricted cash	(10)	(47)	21
Cash, invested cash and restricted cash as of beginning-of-year	56	103	82
Cash, invested cash and restricted cash as of end-of-year	$46	$56	$103

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of wealth protection, accumulation, group protection and retirement income products and solutions.  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 16 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior year’s Balance Sheets have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified premiums and fees receivable and reinsurance-related embedded derivatives to other assets.  These reclassifications had no effect on total assets for the prior year.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic.  Actual results could differ from these estimates and assumptions.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain financial assets, derivatives, allowances for credit losses, deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill and other intangibles, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Statements of Comprehensive Income (Loss).  The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	The extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary.  If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value.  Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met.  Accrued interest on debt securities is written-off when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.

Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on the Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.  Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans.  Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments.  Credit loss estimates are segmented by mortgage loans and unfunded commitments related to mortgage loans.

The allowance for credit losses for pooled loans of similar risk is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions.  Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant.  We apply probability weights to the positive, base and adverse scenarios we use.  For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses.  Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Balance Sheets.  Changes in the allowance are reported in realized gain (loss) on the Statements of Comprehensive Income (Loss).  Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our mortgage loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the mortgage loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.  These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to mortgage loans.  As such, an allowance for credit losses is developed based on the process outlined above, along with an internally developed conversion factor.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk,  equity market risk and credit risk by entering into derivative transactions.  Our derivative instruments are recognized as either assets or liabilities on the Balance Sheets at estimated fair value.  We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty.    We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We have certain variable annuity products that contain embedded derivatives that are recorded with the associated host contract.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Consolidated Balance Sheets.  These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of cash collateral receivables related to our derivative instruments and Federal Home Loan Bank (“FHLB”) common stock.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure.  Cash collateral we have posted to a counterparty is recorded within other investments.  Cash collateral a counterparty has posted is recorded within other liabilities.  We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, group life and disability insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees.    VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported within other assets on the Balance Sheets.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on the Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on the Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on the Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on the Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  Amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on the Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition costs such that the net acquisition costs are capitalized and charged to commissions and other expenses on the Statements of Comprehensive Income (Loss).

Acquisition costs for all traditional contracts, including term life insurance, individual whole life and group business, are amortized over the premium-paying period or level term period, depending on the contract, which generally results in amortization less than or equal to 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no intangible balance or related amortization for fixed and variable payout annuities.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, death benefits expected to be paid, net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

During the third quarter of each year, we conduct our comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL.  These assumptions include, but are not limited to, capital markets, investment margins, mortality rates, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on the Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI and DFEL.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of reinsurance ceded on the Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Balance Sheets.  Assets and liabilities and revenues and expenses from certain reinsurance contracts that grant statutory surplus relief are netted on the Balance Sheets and Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in other assets on the Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets are adjusted.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets.  As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting.  The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate.  We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment.  We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers.  To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses.  We applied probability weights to the positive, base and adverse scenarios.  For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable.  Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset.  Credit loss estimates are segmented based on counterparty credit risk.  Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions.  For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk.  Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement.  As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization.  This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default.  Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Balance Sheets.  Changes in the allowance for credit losses are reported in realized gain (loss) on the Statements of Comprehensive Income (Loss).  Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, net of allowance for credit losses, certain guaranteed living benefit (“GLB”) features, premiums and fees receivable, DSI, specifically identifiable intangible assets and other receivables.  Other liabilities consist primarily of current and deferred taxes, certain GLB features, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, short-term debt and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of contract holders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Balance Sheets based on the fair value of the underlying investments.  The underlying investments consist primarily of mutual funds, fixed maturity AFS securities, short-term investments and cash.  Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the contract holders; therefore, they are not reflected on the Statements of Comprehensive Income (Loss), and the Statements of Cash Flows do not reflect investment activity of the separate accounts.  Asset-based fees and contract administration charges are assessed against the accounts and included within fee income on the Statements of Comprehensive Income (Loss).  An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the contract holder.

Future Contract Benefits

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  We continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.

The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality rates and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The liabilities for future contract benefits and claims reserves for immediate and deferred paid-up annuities are computed using investment yield assumptions that range from 1.0% to 7.5%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  Dividends to participating policies were $19 million, $19 million and $20 million for the years ended December 31, 2022, 2021 and 2020, respectively.

We issue variable annuity and life contracts through separate accounts that may include various types of guaranteed benefits.  The liabilities for these guarantees are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less payments made in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked or, in other words, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on the Statements of Comprehensive Income (Loss).  During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these reserves and unlock assumptions similar to the DAC discussion above.  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying value of these reserves.  The change in liability impacts EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on the Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We report the insurance portion of the reserves in future contract benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 2 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality rates, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.  As discussed in Note 4, we use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on the Statements of Comprehensive Income (Loss).

Other Contract Holder Funds

Other contract holder funds includes account values on UL and VUL insurance and investment-type annuity products where account values are equal to deposits plus interest credited less withdrawals, surrender charges, asset-based fees and contract administration charges, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products.  During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and unlock assumptions similar to the DAC discussion above.  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying value of these embedded derivatives.  Other contract holder funds also includes DFEL (see “DAC, VOBA, DFEL and DSI” above), dividends payable to contract holders and undistributed earnings on participating business.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur.  Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account values.  Investment products consist primarily of individual and group variable and fixed annuities.  Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on the Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on the Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.  For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers.  Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided.  Fee income related to 12b-1 fees and net investment advisory fees, reported primarily within our Annuities segment, was $25 million, $29 million and $24 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, traditional life insurance and payout annuities with life contingencies.  These premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses.  Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on the Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance-related embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements and certain modified coinsurance for which we have a contractual obligation.

Interest Credited

We credit interest to our contract holder account values based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account values.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Our employees participate in the following postretirement benefit plans that are sponsored by LNC and LNL:

•	Defined benefit pension plans for certain employees and agents;
•	Other postretirement benefit plans for certain retired employees and agents that provide health care and life insurance;
•	Tax-qualified defined contribution plans for eligible employees and agents; and
•	Non-qualified deferred compensation plans for certain current and former employees, agents and non-employee directors.

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

Our employees and agents are included in LNC’s stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units.  In general, we expense the fair value of stock awards included in LNC’s incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost.  Stock-based compensation expense is reflected in commissions and other expenses on the Statements of Comprehensive Income (Loss).

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

2.  New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the Financial Accounting Standards Board (“FASB”) and the impact of the adoption on the financial statements.  ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2020-04, Reference Rate Reform (Topic 848) and related amendments

The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.  The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform.  If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform.  Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met.  The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2024, with certain exceptions.  The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2024.

March 12, 2020 through December 31, 2024

This standard may be elected and applied prospectively as reference rate reform unfolds.  We have elected practical expedients to maintain hedge accounting for certain derivatives.  We will continue to evaluate our options under this guidance as our reference rate reform adoption process continues.  This ASU has not had a material impact to our financial condition and results of operations, but we will continue to evaluate those impacts as our transition progresses.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  The ASU is effective January 1, 2023, and early adoption is permitted.

January 1, 2023

We will adopt this ASU effective January 1, 2023, with a transition date of January 1, 2021, using a modified retrospective approach, except for market risk benefits in which we will apply a full retrospective transition approach.

We currently estimate that, at the transition date of January 1, 2021, the adoption of this standard and related amendments will result in a material increase to previously reported stockholder’s equity, including an increase to previously reported AOCI and a decrease to previously reported retained earnings.

The remeasurement of certain current benefits (e.g., guaranteed death benefits on variable annuities) to fair valued market risk benefits, excluding the portion attributable to non-performance risk, is expected to have the most significant impact to retained earnings.

The most significant drivers of the cumulative adjustment to AOCI are expected to be the non-performance risk associated with the fair valued market risk benefits, the elimination of DAC and DAC-like intangible balances recorded in AOCI related to changes in unrealized gains and losses on investments, and the changes in the discount rate assumption since the inception of the contracts to reflect the changes in the upper-medium-grade fixed-income instrument (single-A) interest rate for the liability for future policy benefits associated with certain long-duration contracts.

The effect this standard adoption has on stockholder’s equity will be impacted by economic conditions, including fluctuations in both the capital markets and interest rates, as well as certain actuarial assumptions.

3.  Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2022
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$6,280	$55	$826	$-	$5,509
U.S. government bonds	12	-	-	-	12
State and municipal bonds	513	9	60	-	462
Foreign government bonds	26	1	3	-	24
RMBS	267	1	30	-	238
CMBS	101	-	16	-	85
ABS	148	5	12	3	138
Hybrid and redeemable preferred securities	46	2	7	-	41
Total fixed maturity AFS securities	$7,393	$73	$954	$3	$6,509

	As of December 31, 2021
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$6,286	$1,092	$16	$-	$7,362
U.S. government bonds	14	2	-	-	16
State and municipal bonds	494	101	1	-	594
Foreign government bonds	30	3	-	-	33
RMBS	288	24	-	-	312
CMBS	89	2	2	-	89
ABS	145	11	1	-	155
Hybrid and redeemable preferred securities	48	10	2	-	56
Total fixed maturity AFS securities	$7,394	$1,245	$22	$-	$8,617

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2022, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$107	$106
Due after one year through five years	741	724
Due after five years through ten years	918	868
Due after ten years	5,111	4,350
Subtotal	6,877	6,048
Structured securities (RMBS, CMBS, ABS)	516	461
Total fixed maturity AFS securities	$7,393	$6,509

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2022
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$4,238	$718	$262	$108	$4,500	$826
State and municipal bonds	227	55	12	5	239	60
Foreign government bonds	8	-	3	3	11	3
RMBS	201	29	4	1	205	30
CMBS	38	6	41	10	79	16
ABS	67	5	50	7	117	12
Hybrid and redeemable
preferred securities	10	-	14	7	24	7
Total fixed maturity AFS securities	$4,789	$813	$386	$141	$5,175	$954

Total number of fixed maturity AFS securities in an unrealized loss position						1,278

	As of December 31, 2021
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$431	$13	$38	$3	$469	$16
State and municipal bonds	36	1	-	-	36	1
CMBS	53	2	-	-	53	2
ABS	62	1	-	-	62	1
Hybrid and redeemable
preferred securities	-	-	19	2	19	2
Total fixed maturity AFS securities	$582	$17	$57	$5	$639	$22

Total number of fixed maturity AFS securities in an unrealized loss position						188

(1)	As of December 31, 2022 and 2021, we recognized less than $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2022
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Less than six months	$932	$290	253
Six months or greater, but less than nine months	389	202	126
Nine months or greater, but less than twelve months	43	28	14
Total	$1,364	$520	393

As of December 31, 2021
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Nine months or greater, but less than twelve months	$-	$-	-

(1)	We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities increased by $932 million for the year ended December 31, 2022.  As discussed further below, we believe the unrealized loss position as of December 31, 2022, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss.  Based upon this evaluation as of December 31, 2022, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2022, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2022, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2022, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses.  See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

For the year ended December 31, 2022, there was $3 million of additions to the allowance for credit losses on ABS for which credit losses were not previously recognized.    For the years ended December 31, 2021 and 2020, there was less than $1 million of changes in the allowance for credit losses on fixed maturity AFS securities.  As of December 31, 2022, 2021 and 2020, accrued investment income on fixed maturity AFS securities totaled $79 million and was excluded from the estimate of credit losses.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2022	2021
Current	$915	$965
30 to 59 days past due	-	-
60 to 89 days past due	-	-
90 or more days past due	-	-
Allowance for credit losses	(4)	(4)
Unamortized premium (discount)	-	-
Mark-to-market gains (losses)	-	-
Total carrying value	$911	$961

Our mortgage loan portfolio had the largest concentrations in New York, which accounted for 31% and 34% of mortgage loans on real estate as of December 31, 2022 and 2021, respectively, and California, which accounted for 26% and  23% of mortgage loans on real estate as of December 31, 2022 and 2021, respectively.

As of December 31, 2022 and 2021, there were no specifically identified impaired mortgage loans on real estate.  As of December 31, 2022 and 2021, there were no mortgage loans on real estate on nonaccrual status.

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate.  The amortized cost of mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2022
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	Greater	Coverage
	than 65%	Ratio	to 75%	Ratio	than 75%	Ratio	Total
Origination Year
2022	$59	1.95	$-	-	$-	-	$59
2021	104	3.14	-	-	-	-	104
2020	83	3.19	-	-	-	-	83
2019	178	2.72	-	-	-	-	178
2018	95	2.23	2	1.55	-	-	97
2017 and prior	394	2.72	-	-	-	-	394
Total	$913		$2		$-		$915

	As of December 31, 2021
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	Greater	Coverage
	than 65%	Ratio	to 75%	Ratio	than 75%	Ratio	Total
Origination Year
2021	$107	3.15	$-	-	$-	-	$107
2020	89	3.18	-	-	-	-	89
2019	180	2.67	-	-	-	-	180
2018	104	2.30	3	1.56	8	1.02	115
2017	116	2.32	-	-	-	-	116
2016 and prior	351	2.77	7	0.81	-	-	358
Total	$947		$10		$8		$965

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans.  See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Balance as of beginning-of-year	$4	$8	$-
Impact of adopting new accounting standard	-	-	3
Additions (reductions) from provision for credit loss expense (1)	-	(4)	5
Additions from purchases of PCD mortgage loans on real estate (2)	-	-	-
Balance as of end-of-year (3)	$4	$4	$8

(1)

We did not recognize any credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2022.  We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2021 and 2020.

(2)	Represents purchased credit-deteriorated (“PCD”) mortgage loans on real estate.
(3)

Accrued investment income on mortgage loans on real estate totaled $2 million, $3 million and $3 million as of December 31, 2022, 2021 and 2020, respectively, and was excluded from the estimate of credit losses.

Net Investment Income

The major categories of net investment income (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Fixed maturity AFS securities	$323	$326	$329
Mortgage loans on real estate	36	37	37
Policy loans	12	12	13
Cash and invested cash	-	-	1
Commercial mortgage loan prepayment
and bond make-whole premiums	3	20	3
Consent fees	1	-	-
Other investments	1	1	-
Investment income	376	396	383
Investment expense	(2)	(2)	(2)
Net investment income	$374	$394	$381

Impairments on Fixed Maturity AFS Securities

For the year ended December 31, 2022, we recognized $(3) million of credit loss benefit (expense) on ABS incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities.  For the years ended December 31, 2021 and 2020, we recognized less than $1 million of credit loss benefit (expense) incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2022		As of December 31, 2021
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$22	$22	$7	$7

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  This also includes interest payable on collateral.  See Note 4 for additional information.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2022	2021	2020
Collateral payable for derivative investments	$15	$(1)	$(6)

Investment Commitments

As of December 31, 2022, we did not have any investment commitments.

Concentrations of Financial Instruments

As of December 31, 2022 and 2021, our most significant investments in one issuer were our investments in securities issued by the Government National Mortgage Association with a fair value of $91 million and $115 million, respectively, or 1% of total investments, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $74 million and $97 million, respectively, or 1% of total investments.  These concentrations include fixed maturity AFS and equity securities.

As of December 31, 2022 and 2021, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $1.2 billion and $1.5 billion, respectively, or 15% and 16%, respectively, of total investments, and our investments in securities in the utilities industry with a fair value of $943 million and $1.3 billion, respectively, or 12% and 13%, respectively, of total investments.  These concentrations include fixed maturity AFS and equity securities.

Assets on Deposit

We had investment assets on deposit with regulatory agencies with a fair value of $13 million and $15 million as of December 31, 2022 and 2021, respectively.

4.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk and equity market risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 15 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our life and annuity products.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.    A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index

Our indexed universal life insurance (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index.  Contract holders may elect to rebalance index options at renewal dates.  At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated insurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”).  If the contract holder’s account value is insufficient to pay the cost of insurance charges required to keep the policy in force, and the contract holder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

We transfer the majority of the liability for our guaranteed withdrawal benefit and guaranteed income benefit features to LNL that uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2022			As of December 31, 2021
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$-	$-	$-	$45	$-	$4
Foreign currency contracts (1)	115	20	1	106	5	3
Total cash flow hedges	115	20	1	151	5	7
Non-Qualifying Hedges
Interest rate contracts (1)	400	-	-	-	-	-
Equity market contracts (1)	113	2	-	123	6	-
LPR ceded derivative (2)	-	14	-	-	19	-
Embedded derivatives:
GLB direct (3)	-	88	-	-	85	-
GLB ceded (3)	-	-	83	-	-	81
Indexed annuity and IUL contracts (4)	-	1	-	-	-	3
Total derivative instruments	$628	$125	$84	$274	$115	$91

(1)	Reported in derivative investments and other liabilities on the Balance Sheets.
(2)	Reported in other assets on the Balance Sheets.
(3)	Reported in other assets and other liabilities on the Balance Sheets.
(4)	Reported in future contract benefits on the Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2022
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts	$-	$-	$-	$400	$-	$400
Foreign currency contracts (1)	-	3	17	85	10	115
Equity market contracts	113	-	-	-	-	113
Total derivative instruments
with notional amounts	$113	$3	$17	$485	$10	$628

(1)	As of December 31, 2022, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2022	2021	2020
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$(3)	$2	$8
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	4	(11)	(6)
Foreign currency contracts	8	3	-
Change in foreign currency exchange rate adjustment	10	4	(3)
Change in DAC, VOBA, DSI and DFEL	(2)	(2)	1
Income tax benefit (expense)	(4)	1	2
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Foreign currency contracts (1)	1	-	-
Balance as of end-of-year	$12	$(3)	$2

(1)	The OCI offset is reported within net investment income on the Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income
	For the Year Ended December 31, 2022
	Realized	Net
	Gain	Investment
	(Loss)	Income	Benefits
Total Line Items in which the Effects Fair Value or Cash Flow Hedges
are Recorded	$(21)	$374	$727

Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	1	-

Non-Qualifying Hedges
Equity market contracts	(4)	-	-
LPR ceded derivative	-	-	5
Embedded derivatives:
GLB	1	-	-
Indexed annuity and IUL contracts	3	-	-

	Gain (Loss) Recognized in Income
	For the Year Ended December 31, 2021
	Realized	Net
	Gain	Investment
	(Loss)	Income	Benefits
Total Line Items in which the Effects Fair Value or Cash Flow Hedges
are Recorded	$-	$394	$423

Qualifying Hedges
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	1	-	-

Non-Qualifying Hedges
Interest rate contracts	(6)	-	-
Equity market contracts	3	-	-
LPR ceded derivative	-	-	1
Embedded derivatives:
GLB	3	-	-
Indexed annuity and IUL contracts	(2)	-	-

	Gain (Loss) Recognized in Income
	For the Year Ended December 31, 2020
	Realized	Net
	Gain	Investment
	(Loss)	Income	Benefits
Total Line Items in which the Effects Fair Value or Cash Flow Hedges
are Recorded	$40	$381	$403

Non-Qualifying Hedges
Interest rate contracts	57	-	-
Equity market contracts	2	-	-
Embedded derivatives:
GLB	1	-	-

As of December 31, 2022, $2 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2022, the NPR adjustment was zero.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2022 or 2021.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2022		As of December 31, 2021
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LLANY	Counter-	LLANY
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LLANY)	Party)	LLANY)	Party)

AA-	$6	$-	$2	$-
A+	16	-	5	(4)
	$22	$-	$7	$(4)

Balance Sheet Offsetting

Information related to the effects of offsetting on the Balance Sheets (in millions) was as follows:

	As of December 31, 2022
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$22	$89	$111
Gross amounts offset	(1)	-	(1)
Net amount of assets	21	89	110
Gross amounts not offset:
Cash collateral (1)	(21)	-	(21)
Net amount	$-	$89	$89

Financial Liabilities
Gross amount of recognized liabilities	$-	$83	$83
Gross amounts offset	-	-	-
Net amount of liabilities	-	83	83
Gross amounts not offset:
Cash collateral	-	-	-
Net amount	$-	$83	$83

(1)

Excludes excess cash collateral received of $1 million and excess non-cash collateral received of $1 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.  There was no excess cash or non-cash collateral pledged as of December 31, 2022.

	As of December 31, 2021
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$8	$85	$93
Gross amounts offset	(1)	-	(1)
Net amount of assets	7	85	92
Gross amounts not offset:
Cash collateral	(7)	-	(7)
Net amount	$-	$85	$85

Financial Liabilities
Gross amount of recognized liabilities	$7	$84	$91
Gross amounts offset	(4)	-	(4)
Net amount of liabilities	3	84	87
Gross amounts not offset:
Cash collateral	(4)	-	(4)
Net amount	$(1)	$84	$83

5.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2022	2021	2020
Current	$(14)	$39	$8
Deferred	(20)	(54)	2
Federal income tax expense (benefit)	$(34)	$(15)	$10

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2022	2021	2020
Income (loss) before taxes	$(123)	$(51)	$70
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	(26)	(11)	15
Effect of:
Tax-preferred investment income (1)	(6)	(3)	(4)
Tax credits	(2)	(1)	(2)
Other items	-	-	1
Federal income tax expense (benefit)	$(34)	$(15)	$10
Effective tax rate	27%	29%	14%

(1)	Relates primarily to separate account dividends eligible for the dividends-received deduction.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2022	2021
Current	$(17)	$(2)
Deferred	(3)	(357)
Total federal income tax asset (liability)	$(20)	$(359)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2022	2021
Deferred Tax Assets
Investment activity	$3	$27
Net unrealized loss on fixed maturity AFS securities	185	-
Other	-	18
Total deferred tax assets	$188	$45
Deferred Tax Liabilities
DAC	$64	$4
VOBA	52	27
Net unrealized gain on fixed maturity AFS securities	-	257
Future contract benefits and other contract holder funds	66	112
Other	9	2
Total deferred tax liabilities	$191	$402
Net deferred tax asset (liability)	$(3)	$(357)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state and local authorities.  With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2019.  In the first quarter of 2021, the Internal Revenue Service commenced an examination of our refund claims for 2014 and 2015 that is anticipated to be completed by the end of 2023.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  As of December 31, 2022 and 2021, we did not have any material unrecognized tax benefits; therefore, we did not have any related accrued interest and penalty expense.  Additionally, for the years ended December 31, 2022, 2021 and 2020, we did not recognize any interest and penalty expense related to uncertain tax positions.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.

6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Balance as of beginning-of-year	$152	$158	$177
Deferrals	23	28	23
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(29)	(34)	(25)
Unlocking	(34)	(15)	(26)
Adjustment related to realized (gains) losses	(2)	1	(5)
Adjustment related to unrealized (gains) losses	329	14	14
Balance as of end-of-year	$439	$152	$158

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Balance as of beginning-of-year	$129	$189	$276
Amortization:
Amortization, excluding unlocking	(25)	(28)	(29)
Unlocking	33	(63)	(44)
Accretion of interest (1)	11	14	17
Adjustment related to realized (gains) losses	-	-	(2)
Adjustment related to unrealized (gains) losses	101	17	(29)
Balance as of end-of-year	$249	$129	$189

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.4% to 6.6%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2022, was as follows:

2023	$15
2024	16
2025	16
2026	15
2027	12

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Balance as of beginning-of-year	$4	$5	$6
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	-	(1)	(1)
Balance as of end-of-year	$4	$4	$5

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Balance as of beginning-of-year	$48	$45	$104
Deferrals	16	18	19
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(10)	(8)	(4)
Unlocking	(20)	(10)	(22)
Adjustment related to realized (gains) losses	(1)	4	(6)
Adjustment related to unrealized (gains) losses	173	(1)	(46)
Balance as of end-of-year	$206	$48	$45

7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2022	2021	2020
Direct insurance premiums and fee income	$834	$722	$673
Reinsurance ceded	(211)	(206)	(194)
Total insurance premiums and fee income	$623	$516	$479

Direct insurance benefits	$1,095	$628	$671
Reinsurance recoveries	(368)	(205)	(268)
Total benefits	$727	$423	$403

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 18, a portion of this reinsurance activity is with affiliated companies.  Portions of our variable and deferred annuity business have been reinsured on a modified coinsurance basis with other companies to limit our exposure to interest rate risks.  The reserves associated with these reinsurance arrangements totaled $2 million as of December 31, 2022 and 2021.  We also reported a deposit asset of $1.6 billion as of December 31, 2022 and 2021 reported within other assets on the Balance Sheets pertaining to life business ceded to an unaffiliated insurer.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue.  We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $643 million and $514 million as of December 31, 2022 and 2021, respectively.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting.  Our allowance for credit losses was $37 million and $20 million as of December 31, 2022 and 2021, respectively.  The increase was attributable to updates to policyholder behavior assumptions that impacted ceded reserves.

8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

			For the Year Ended December 31, 2022
	Gross	Accumulated	Net
	Goodwill	Impairment	Goodwill		Net
	as of	as of	as of		Goodwill
	Beginning-	Beginning-	Beginning-		as of End-
	of-Year	of-Year	of-Year	Impairment	of-Year
Life Insurance	$136	$(136)	$-	$-	$-
Annuities	26	-	26	-	26
Total goodwill	$162	$(136)	$26	$-	$26

			For the Year Ended December 31, 2021
	Gross	Accumulated	Net
	Goodwill	Impairment	Goodwill		Net
	as of	as of	as of		Goodwill
	Beginning-	Beginning-	Beginning-		as of End-
	of-Year	of-Year	of-Year	Impairment	of-Year
Life Insurance	$136	$(136)	$-	$-	$-
Annuities	26	-	26	-	26
Total goodwill	$162	$(136)	$26	$-	$26

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2022 and 2021, we performed our annual quantitative goodwill impairment test for our Annuities reporting unit, and, as of each such date, the fair value was in excess of the reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for our major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2022		As of December 31, 2021
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$5	$7	$4

9.  Guaranteed Benefit Features

The guaranteed death benefit (“GDB”) features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date.  Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2022 (1)	2021 (1)
Return of Net Deposits
Total account value	$4,575	$5,561
Net amount at risk (2)	71	1
Average attained age of contract holders	66 years	65 years

Anniversary Contract Value
Total account value	$1,088	$1,425
Net amount at risk (2)	185	3
Average attained age of contract holders	72 years	71 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account value that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on the Balance Sheets:

	For the Years Ended December 31,
	2022	2021	2020
Balance as of beginning-of-year	$5	$4	$4
Changes in reserves	9	1	-
Benefits paid	(2)	-	-
Balance as of end-of-year	$12	$5	$4

Variable Annuity Contracts

Account values of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2022	2021
Asset Type
Domestic equity	$2,373	$3,037
International equity	656	846
Fixed income	1,736	2,122
Total	$4,765	$6,005

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 35% and 32% of total life insurance in-force reserves as of December 31, 2022 and 2021, respectively.

10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and unclaimed property laws.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2022.  An adverse outcome in one or more of these matters may have a material impact on the financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance Litigation

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019.  Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies.  On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013.  Plaintiff seeks damages on behalf of the class.  We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020.  Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death.  Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies.  Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class.  On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter.  Plaintiff filed a notice of appeal on July 28, 2021, and on September 26, 2022, the U.S. Court of Appeals for the Second Circuit reserved its decision and certified a question to the New York Court of Appeals.  On October 20, 2022, the New York Court of Appeals accepted the question, and has set a briefing schedule.

Commitments

Vulnerability from Concentrations

As of December 31, 2022, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the years ended December 31, 2022 and 2021,  87% and 85%, respectively, of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2022	2021	2020
Unrealized Gain (Loss) on Fixed Maturity AFS Securities
Balance as of beginning-of-year	$749	$988	$462
Cumulative effect from adoption of new accounting standards	-	-	9
Unrealized holding gains (losses) arising during the year	(2,104)	(361)	695
Change in foreign currency exchange rate adjustment	(10)	(3)	3
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	506	60	(48)
Income tax benefit (expense)	338	63	(139)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	-	(2)	(3)
Associated amortization of DAC, VOBA, DSI and DFEL	-	-	(5)
Income tax benefit (expense)	-	-	2
Balance as of end-of-year	$(521)	$749	$988
Unrealized OTTI on Fixed Maturity AFS Securities
Balance as of beginning-of-year	$-	$-	$9
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	-	-	(9)
Balance as of end-of-year	$-	$-	$-
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$(3)	$2	$8
Unrealized holding gains (losses) arising during the year	12	(8)	(6)
Change in foreign currency exchange rate adjustment	10	4	(3)
Change in DAC, VOBA, DSI and DFEL	(2)	(2)	1
Income tax benefit (expense)	(4)	1	2
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	1	-	-
Balance as of end-of-year	$12	$(3)	$2

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2022	2021	2020

Unrealized Gain (Loss) on Fixed Maturity
AFS Securities
Gross reclassification	$-	$(2)	$(3)	Realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	-	-	(5)	Realized gain (loss)
Reclassification before income
tax benefit (expense)	-	(2)	(8)	Income (loss) before taxes
Income tax benefit (expense)	-	-	2	Federal income tax expense (benefit)
Reclassification, net of income tax	$-	$(2)	$(6)	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Foreign currency contracts	$1	$-	$-	Net investment income
Total gross reclassifications	1	-	-
Associated amortization of DAC,
VOBA, DSI and DFEL	-	-	-	Commissions and other expenses
Reclassifications before income
tax benefit (expense)	1	-	-	Income (loss) before taxes
Income tax benefit (expense)	-	-	-	Federal income tax expense (benefit)
Reclassifications, net of income tax	$1	$-	$-	Net income (loss)

12.    Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Fixed maturity AFS securities:
Gross gains	$1	$-	$1
Gross losses	(1)	(2)	(4)
Credit loss benefit (expense) (1)	(3)	-	-
Realized gain (loss) on equity securities (2)	-	-	(1)
Credit loss benefit (expense) on mortgage loans on real estate	-	4	(5)
Credit loss benefit (expense) on reinsurance-related assets (3)	(17)	-	-
Realized gain (loss) on the mark-to-market on certain instruments (4)	-	(6)	57
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	-	-	(5)
Total realized gain (loss) related to financial instruments
and reinsurance-related assets	(20)	(4)	43
Indexed annuity and IUL contracts net derivatives results: (5)
Gross gain (loss)	(1)	-	-
GLB fees ceded to LNL and attributed fees:
Gross gain (loss)	1	5	(2)
Associated amortization of DAC, VOBA, DSI and DFEL	(1)	(1)	(1)
Total realized gain (loss)	$(21)	$-	$40

(1)	Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(2)	Includes mark-to-market adjustments on equity securities still held of $(1) million, zero and $(1) million for the years ended December 31, 2022, 2021 and 2020, respectively.
(3)	See Note 7 for information on credit losses on reinsurance-related assets.
(4)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivative results).  See Note 1 for information regarding derivative instruments.

(5)

Represents the net difference between the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

13.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Commissions	$55	$63	$55
General and administrative expenses	70	153	60
Expenses associated with reserve financing and LOCs	19	17	16
DAC and VOBA deferrals and interest, net of amortization	21	98	84
Taxes, licenses and fees	23	17	14
Total	$188	$348	$229

14.  Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2022	2021
U.S. capital and surplus	$971	$991

	For the Years Ended December 31,
	2022	2021	2020
U.S. net gain (loss) from operations, after-tax	$72	$39	$25
U.S. net income (loss)	68	41	23

State Prescribed Practices

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices include the use of a more conservative valuation interest rate on certain annuities and use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for individual life insurance and variable annuity contracts that may be more conservative than those required by NAIC SAP.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2022	2021
State Prescribed Practices
Conservative valuation rate on certain annuities	$(2)	$(2)
Calculation of reserves using continuous CARVM	(1)	-
Conservative Reg 213 reserves on individual life insurance and variable
annuity contracts	(37)	(27)

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2022, the Company’s RBC ratio was in excess of nine times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $70 million in 2023 without New York State Department of Financial Services approval.

15.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2022		As of December 31, 2021
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$6,509	$6,509	$8,617	$8,617
Equity securities	8	8	7	7
Mortgage loans on real estate	911	812	961	1,009
Derivative investments	21	21	7	7
Other investments	1	1	6	6
Cash and invested cash	46	46	56	56
Other assets:
GLB direct embedded derivatives	88	88	85	85
LPR ceded derivative	14	14	19	19
Separate account assets	6,825	6,825	8,475	8,475

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	1	1	(3)	(3)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(20)	(20)	(22)	(22)
Account values of certain investment contracts	(1,302)	(1,021)	(1,334)	(1,679)
Other liabilities:
Short-term debt	(1)	(1)	(39)	(39)
Derivative liabilities	-	-	(3)	(3)
GLB ceded embedded derivatives	(83)	(83)	(81)	(81)

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value and primarily includes cash collateral receivables.  The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.  Other investments also includes Federal Home Loan Bank (“FHLB”) stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value.  The inputs used to measure the fair value of our FHLB stock are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2022 and 2021, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term Debt

The carrying value of short-term debt approximates fair value.  The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2022 or 2021.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2022
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$5,498	$11	$5,509
ABS	-	129	9	138
U.S. government bonds	12	-	-	12
Foreign government bonds	-	24	-	24
RMBS	-	238	-	238
CMBS	-	85	-	85
State and municipal bonds	-	462	-	462
Hybrid and redeemable preferred securities	-	37	4	41
Equity securities	-	8	-	8
Derivative investments (1)	-	22	-	22
Cash and invested cash	-	46	-	46
Other assets:
GLB direct embedded derivatives	-	-	88	88
LPR ceded derivative	-	-	14	14
Separate account assets	22	6,803	-	6,825
Total assets	$34	$13,352	$126	$13,512

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$1	$1
Other liabilities:
Derivative liabilities (1)	-	(1)	-	(1)
GLB ceded embedded derivatives	-	-	(83)	(83)
Total liabilities	$-	$(1)	$(82)	$(83)

	As of December 31, 2021
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$7,262	$100	$7,362
ABS	-	145	10	155
U.S. government bonds	16	-	-	16
Foreign government bonds	-	27	6	33
RMBS	-	312	-	312
CMBS	-	89	-	89
State and municipal bonds	-	594	-	594
Hybrid and redeemable preferred securities	-	51	5	56
Equity securities	1	6	-	7
Derivative investments (1)	-	11	-	11
Cash and invested cash	-	56	-	56
Other assets:
GLB direct embedded derivatives	-	-	85	85
LPR ceded derivative	-	-	19	19
Separate account assets	33	8,442	-	8,475
Total assets	$50	$16,995	$225	$17,270

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(3)	$(3)
Other liabilities:
Derivative liabilities (1)	-	(7)	-	(7)
GLB ceded embedded derivatives	-	-	(81)	(81)
Total liabilities	$-	$(7)	$(84)	$(91)

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2022
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$100	$-	$(44)	$8	$(53)	$11
ABS	10	-	(1)	-	-	9
Foreign government bonds	6	-	(3)	-	(3)	-
Hybrid and redeemable
preferred securities	5	-	(1)	-	-	4
Other assets:
GLB direct embedded derivatives (3)	85	3	-	-	-	88
LPR ceded derivative (4)	19	(5)	-	-	-	14
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(3)	3	-	1	-	1
Other liabilities – GLB ceded
embedded derivatives (3)	(81)	(2)	-	-	-	(83)
Total, net	$141	$(1)	$(49)	$9	$(56)	$44

	For the Year Ended December 31, 2021
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$87	$-	$(5)	$25	$(7)	$100
ABS	10	-	(1)	2	(1)	10
Foreign government bonds	-	-	(1)	7	-	6
RMBS	1	-	-	(1)	-	-
Hybrid and redeemable
preferred securities	6	-	1	(2)	-	5
Derivative investments	5	1	-	(1)	(5)	-
Other assets:
GLB direct embedded derivatives (3)	(2)	87	-	-	-	85
LPR ceded derivative (4)	-	1	-	-	18	19
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2)	(4)	-	3	-	(3)
Other liabilities – GLB ceded
embedded derivatives (3)	3	(84)	-	-	-	(81)
Total, net	$108	$1	$(6)	$33	$5	$141

	For the Year Ended December 31, 2020
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$65	$2	$24	$(19)	$15	$87
ABS	-	-	-	10	-	10
Foreign government bonds	2	-	-	(2)	-	-
RMBS	3	-	-	-	(2)	1
Hybrid and redeemable
preferred securities	1	-	-	-	5	6
Derivative investments	13	2	33	(18)	(25)	5
Other assets – GLB ceded
embedded derivatives (3)	4	(1)	-	-	-	3
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2)	-	-	-	-	(2)
Other liabilities – GLB direct
embedded derivatives (3)	(4)	2	-	-	-	(2)
Total, net	$82	$5	$57	$(29)	$(7)	$108

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 4).
(2)

Amortization and accretion of premiums and discounts are included in net investment income on the Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Statements of Comprehensive Income (Loss).

(3)	Gains (losses) from the changes in fair value are included in realized gain (loss) on the Statements of Comprehensive Income (Loss).
(4)	Gains (losses) from the changes in fair value are included in benefits on the Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2022
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$11	$(2)	$-	$(1)	$-	$8
ABS	1	-	-	(1)	-	-
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	-	-	-	1	-	1
Total, net	$12	$(2)	$-	$(1)	$-	$9

	For the Year Ended December 31, 2021
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$45	$(1)	$(15)	$(4)	$-	$25
ABS	6	-	-	(4)	-	2
Foreign government bonds	7	-	-	-	-	7
RMBS	-	-	-	(1)	-	(1)
Hybrid and redeemable
preferred securities	-	-	-	-	(2)	(2)
Derivative investments	1	-	(2)	-	-	(1)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	-	-	-	3	-	3
Total, net	$59	$(1)	$(17)	$(6)	$(2)	$33

	For the Year Ended December 31, 2020
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$44	$(58)	$-	$(1)	$(4)	$(19)
ABS	10	-	-	-	-	10
Foreign government bonds	-	-	(2)	-	-	(2)
Derivative investments	3	(20)	(1)	-	-	(18)
Total, net	$57	$(78)	$(3)	$(1)	$(4)	$(29)

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2022	2021	2020
Derivative investments	$-	$1	$2
Embedded derivatives:
Other assets – GLB direct and ceded	42	126	31
Other liabilities – GLB direct and ceded	(42)	(126)	(31)
Total, net (1)	$-	$1	$2

(1)	Included in realized gain (loss) on the Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2022	2021	2020
Fixed maturity AFS securities:
Corporate bonds	$(44)	$(6)	$4
ABS	(1)	-	-
Foreign government bonds	(3)	(1)	-
Hybrid and redeemable preferred securities	(1)	1	(1)
Total, net	$(49)	$(6)	$3

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2022
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$3	$(56)	$(53)
Foreign government bonds	-	(3)	(3)
Total, net	$3	$(59)	$(56)

	For the Year Ended December 31, 2021
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2	$(9)	$(7)
ABS	-	(1)	(1)
Derivative investments	-	(5)	(5)
Other assets – LPR ceded derivative	18	-	18
Total, net	$20	$(15)	$5

	For the Year Ended December 31, 2020
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$22	$(7)	$15
RMBS	1	(3)	(2)
Hybrid and redeemable
preferred securities	5	-	5
Derivative investments	-	(25)	(25)
Total, net	$28	$(35)	$(7)

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2022, 2021 and 2020, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available.  In 2022, transfers out of Level 3 included corporate bonds for which we changed valuation techniques.  This change in valuation technique was primarily from a change to a third-party-provided pricing model that did not use significant unobservable inputs.  In 2021, transfers out of Level 3 included derivative instruments for which we changed valuation techniques.  This change in valuation technique was primarily from unobservable inputs in counterparty models to a mathematical model provided by a third party.  These updated valuation techniques are considered industry standard and provide us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2022:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities –
Corporate bonds	$1	Discounted cash flow	Liquidity/duration adjustment (2)	1.5%	-	2.4%	2.3%

Other assets:
GLB direct embedded
derivatives	88	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.35%	-	2.41%	1.73%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.47%

LPR ceded derivative	14	Discounted cash flow	Long-term lapse rate (3)	0%	-	1.55%	(10)
			NPR (6)	0.35%	-	2.41%	1.75%
			Mortality rate (7)			(9)	(10)
Liabilities
Future contract benefits –
indexed annuity contracts
embedded derivatives	$(1)	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Other liabilities – GLB
ceded embedded
derivatives	(83)	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.35%	-	2.41%	1.73%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.47%

(1)	Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(3)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity contracts represents the lapse rates during the surrender charge period.

(4)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(5)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(6)

The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.  The NPR input for direct and ceded embedded derivatives was weighted by the absolute value of the sensitivity of the reserve to the NPR assumption.  The NPR input for LPR ceded derivative was weighted using a simple average.

(7)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.  Volatility assumptions vary by fund due to the benchmarking of different indices.  The volatility input was weighted by the relative account value assigned to each index.

(9)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(10)	A weighted average input range is not a meaningful measurement for lapse rate, utilization factors or mortality rate.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•

Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would have resulted in a decrease in the fair value measurement.

•

LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position:  an increase in our lapse rate, NPR or mortality rate inputs would have resulted in an increase in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would have resulted in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see Note 1.

16.  Segment Information

We provide products and services and report results through our Life Insurance, Annuities, Group Protection and Retirement Plan Services segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Life Insurance segment focuses on the creation and protection of wealth through life insurance products, including term insurance, both single (including UL, corporate-owned UL and VUL and bank-owned UL and VUL products) and survivorship versions of IUL and VUL products, linked-benefit products (which are UL and VUL with riders providing for long-term care costs), and critical illness and long-term care riders, which can be attached to IUL or VUL policies.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering variable annuities, fixed (including indexed) annuities and indexed variable annuities.

The Group Protection segment offers group non-medical insurance products, including short- and long-term disability, absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

Other Operations includes investments related to our excess capital, benefit plan obligations, the results of certain disability income business and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of financial assets;
▪	Changes in the fair value of equity securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements;
▪	GLB rider fees ceded to LNL; and
▪	The net valuation premium of the GLB attributed rider fees;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on modification or early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; and
•	Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

The tables below reconcile our segment measures of performance to the GAAP measures presented in the Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2022	2021	2020
Revenues
Operating revenues:
Life Insurance	$519	$536	$545
Annuities	122	137	131
Group Protection	276	147	97
Retirement Plan Services	72	79	72
Other Operations	19	23	27
Excluded realized gain (loss), pre-tax	(32)	(11)	28
Total revenues	$976	$911	$900

	For the Years Ended December 31,
	2022	2021	2020
Net Income (Loss)
Income (loss) from operations:
Life Insurance	$(153)	$(34)	$(29)
Annuities	41	49	43
Group Protection	25	5	(3)
Retirement Plan Services	7	10	6
Other Operations	15	(56)	21
Excluded realized gain (loss), after-tax	(24)	(10)	22
Net income (loss)	$(89)	$(36)	$60

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2022	2021	2020
Net Investment Income
Life Insurance	$260	$267	$257
Annuities	27	32	28
Group Protection	6	5	6
Retirement Plan Services	62	67	63
Other Operations	19	23	27
Total net investment income	$374	$394	$381

	For the Years Ended December 31,
	2022	2021	2020
Amortization of DAC and VOBA, Net of Interest
Life Insurance	$33	$106	$86
Annuities	7	17	18
Group Protection	4	3	3
Retirement Plan Services	-	1	-
Total amortization of DAC and VOBA, net of interest	$44	$127	$107

	For the Years Ended December 31,
	2022	2021	2020
Federal Income Tax Expense (Benefit)
Life Insurance	$(41)	$(9)	$(8)
Annuities	4	8	7
Group Protection	7	1	(1)
Retirement Plan Services	-	1	-
Other Operations	4	(15)	6
Excluded realized gain (loss)	(8)	(1)	6
Total federal income tax expense (benefit)	$(34)	$(15)	$10

	As of December 31,
	2022	2021
Assets
Life Insurance	$8,325	$9,497
Annuities	6,129	7,467
Group Protection	220	193
Retirement Plan Services	2,660	3,196
Other Operations	521	759
Total assets	$17,855	$21,112

17.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2022	2021	2020
Income taxes paid (received)	$(27)	$30	$31

18.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Balance Sheets:

	As of December 31,
	2022	2021
Assets with affiliates:
Ceded reinsurance contracts	$221	$162	Reinsurance recoverables, net of allowance
			for credit losses
Ceded reinsurance contracts	21	28	Other assets
Service agreement receivable	1	10	Other assets

Liabilities with affiliates:
Inter-company short-term debt	1	39	Other liabilities
Ceded reinsurance contracts	88	83	Other liabilities
Service agreement payable	8	1	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2022	2021	2020
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(41)	$(36)	$(25)	Insurance premiums
Fees for management of general account	-	-	(2)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(2)	(84)	(1)	Realized gain (loss)
Other gains (losses)	(36)	(36)	(38)	Realized gain (loss)

Benefits and expenses with affiliates:
Interest credited on ceded reinsurance contracts	(1)	(1)	(1)	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(49)	(4)	(10)	Benefits
Ceded reinsurance contracts	(17)	(19)	(16)	Commissions and other
				expenses
Service agreement payments	72	63	61	Commissions and other
				expenses

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing limit is currently 2% of our admitted assets as of December 31, 2022.

Service Agreements

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, account values, weighted policies in force and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL, our parent, and LNBAR, a wholly-owned subsidiary of LNC.  As discussed in Note 4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

19.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2023, the date the financial statements were available to be issued.  On March 24, 2023, LLANY paid a cash dividend in the amount of $68 million to LNL.

Management identified no other items or events required for disclosure.

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Statements of assets and liabilities

December 31, 2022

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To Lincoln Life & Annuity Company of New York	Net Assets
American Century VP International Fund - Class I	$167,923	$167,923	$3	$167,920
American Century VP Value Fund - Class II	160,805	160,805	3	160,802
American Funds Growth Fund - Class 2	324,297	324,297	6	324,291
American Funds Growth-Income Fund - Class 2	105,759	105,759	2	105,757
DWS Small Cap Index VIP Portfolio - Class B	121,318	121,318	2	121,316
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,713,594	1,713,594	31	1,713,563
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,150,895	1,150,895	21	1,150,874
Fidelity® VIP Growth Portfolio - Initial Class	2,489,825	2,489,825	44	2,489,781
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	95,837	95,837	2	95,835
Fidelity® VIP Mid Cap Portfolio - Service Class 2	104,221	104,221	2	104,219
Franklin Small Cap Value VIP Fund - Class 2	76,341	76,341	1	76,340
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	234,458	234,458	4	234,454
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	253,621	253,621	5	253,616
LVIP Delaware Bond Fund - Service Class	466,245	466,245	8	466,237
LVIP Delaware High Yield Fund - Standard Class	19,808	19,808	—	19,808
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	965,120	965,120	17	965,103
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	279,903	279,903	5	279,898
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	3,638	3,638	—	3,638
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	757	757	—	757
LVIP Government Money Market Fund - Standard Class	627,754	627,754	11	627,743
LVIP JPMorgan Retirement Income Fund - Service Class	831,476	831,476	15	831,461
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	254,437	254,437	5	254,432
LVIP MFS International Growth Fund - Standard Class	670,409	670,409	12	670,397
LVIP MFS Value Fund - Standard Class	1,137,534	1,137,534	20	1,137,514
LVIP SSGA S&P 500 Index Fund - Standard Class	3,272,259	3,272,259	58	3,272,201
LVIP SSGA Small-Cap Index Fund - Standard Class	605,948	605,948	11	605,937
LVIP T. Rowe Price 2030 Fund - Standard Class	3,423	3,423	—	3,423
LVIP T. Rowe Price Growth Stock Fund - Standard Class	718,471	718,471	13	718,458
LVIP Wellington Capital Growth Fund - Standard Class	1,328,893	1,328,893	24	1,328,869
LVIP Wellington SMID Cap Value Fund - Standard Class	522,255	522,255	9	522,246
MFS® VIT Research Series - Initial Class	656,512	656,512	12	656,500
MFS® VIT Utilities Series - Initial Class	642,376	642,376	12	642,364
PIMCO VIT Total Return Portfolio - Administrative Class	969,820	969,820	17	969,803
ProFund® VP Asia 30	25,956	25,956	—	25,956
ProFund® VP Europe 30	10,589	10,589	—	10,589
ProFund® VP Financials	27,530	27,530	—	27,530
ProFund® VP Health Care	78,261	78,261	1	78,260
ProFund® VP Large-Cap Growth	249	249	—	249
ProFund® VP Large-Cap Value	868	868	—	868
ProFund® VP Rising Rates Opportunity	688	688	—	688
ProFund® VP Small-Cap Growth	9,739	9,739	—	9,739
ProFund® VP Technology	56,971	56,971	1	56,970
ProFund® VP U.S. Government Plus	22,417	22,417	—	22,417
T. Rowe Price Mid-Cap Growth Portfolio - Class II	196,102	196,102	4	196,098
Templeton Foreign VIP Fund - Class 1	463,000	463,000	8	462,992
Vanguard® VIF Mid-Cap Index Portfolio	250,839	250,839	4	250,835
Vanguard® VIF Real Estate Index Portfolio	122,229	122,229	2	122,227
Vanguard® VIF Small Company Growth Portfolio	224,440	224,440	4	224,436

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Statements of operations

Year Ended December 31, 2022

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
American Century VP International Fund - Class I	$2,506	$(1,138)	$1,368	$4,043
American Century VP Value Fund - Class II	3,155	(1,061)	2,094	3,087
American Funds Growth Fund - Class 2	1,187	(2,420)	(1,233)	3,895
American Funds Growth-Income Fund - Class 2	1,463	(779)	684	1,167
DWS Small Cap Index VIP Portfolio - Class B	850	(866)	(16)	(1,523)
Fidelity® VIP Contrafund® Portfolio - Initial Class	9,654	(12,320)	(2,666)	37,736
Fidelity® VIP Equity-Income Portfolio - Initial Class	22,332	(7,765)	14,567	21,803
Fidelity® VIP Growth Portfolio - Initial Class	19,145	(20,929)	(1,784)	68,825
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	2,151	(678)	1,473	(2,101)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	295	(740)	(445)	(45)
Franklin Small Cap Value VIP Fund - Class 2	781	(513)	268	(755)
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	—	(1,746)	(1,746)	(396)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(1,775)	(1,775)	23,688
LVIP Delaware Bond Fund - Service Class	13,932	(3,217)	10,715	(5,161)
LVIP Delaware High Yield Fund - Standard Class	1,296	(140)	1,156	(325)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	10,607	(7,156)	3,451	45,100
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	4,557	(1,944)	2,613	12,510
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	97	(27)	70	(1)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	22	(27)	(5)	(916)
LVIP Government Money Market Fund - Standard Class	8,141	(4,141)	4,000	—
LVIP JPMorgan Retirement Income Fund - Service Class	15,487	(5,983)	9,504	(18,622)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	3,670	(1,825)	1,845	13,539
LVIP MFS International Growth Fund - Standard Class	7,367	(4,440)	2,927	9,617
LVIP MFS Value Fund - Standard Class	20,945	(7,557)	13,388	46,365
LVIP SSGA S&P 500 Index Fund - Standard Class	53,569	(23,894)	29,675	165,977
LVIP SSGA Small-Cap Index Fund - Standard Class	7,870	(4,328)	3,542	13,526
LVIP T. Rowe Price 2030 Fund - Standard Class	80	(64)	16	(1,568)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	(5,665)	(5,665)	13,083
LVIP Wellington Capital Growth Fund - Standard Class	—	(9,922)	(9,922)	18,651
LVIP Wellington SMID Cap Value Fund - Standard Class	4,250	(3,653)	597	18,653
MFS® VIT Research Series - Initial Class	3,418	(4,581)	(1,163)	10,225
MFS® VIT Utilities Series - Initial Class	15,817	(4,270)	11,547	11,866
PIMCO VIT Total Return Portfolio - Administrative Class	28,162	(7,032)	21,130	(22,653)
ProFund® VP Asia 30	133	(168)	(35)	(2,541)
ProFund® VP Europe 30	134	(71)	63	74
ProFund® VP Financials	26	(196)	(170)	666
ProFund® VP Health Care	—	(517)	(517)	1,720
ProFund® VP Large-Cap Growth	—	(1)	(1)	—
ProFund® VP Large-Cap Value	4	(6)	(2)	19
ProFund® VP Rising Rates Opportunity	—	(3)	(3)	76
ProFund® VP Small-Cap Growth	—	(67)	(67)	(52)
ProFund® VP Technology	—	(437)	(437)	1,279
ProFund® VP U.S. Government Plus	—	(165)	(165)	(1,400)
T. Rowe Price Mid-Cap Growth Portfolio - Class II	—	(1,449)	(1,449)	(1,419)
Templeton Foreign VIP Fund - Class 1	17,390	(3,354)	14,036	(11,309)
Vanguard® VIF Mid-Cap Index Portfolio	3,158	(1,784)	1,374	1,962
Vanguard® VIF Real Estate Index Portfolio	2,604	(883)	1,721	1,466
Vanguard® VIF Small Company Growth Portfolio	676	(1,644)	(968)	(7,408)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
American Century VP International Fund - Class I	$26,379	$30,422	$(89,169)	$(57,379)
American Century VP Value Fund - Class II	13,089	16,176	(19,262)	(992)
American Funds Growth Fund - Class 2	53,342	57,237	(200,976)	(144,972)
American Funds Growth-Income Fund - Class 2	12,096	13,263	(38,343)	(24,396)
DWS Small Cap Index VIP Portfolio - Class B	23,468	21,945	(56,335)	(34,406)
Fidelity® VIP Contrafund® Portfolio - Initial Class	90,936	128,672	(769,733)	(643,727)
Fidelity® VIP Equity-Income Portfolio - Initial Class	39,191	60,994	(148,944)	(73,383)
Fidelity® VIP Growth Portfolio - Initial Class	231,820	300,645	(1,320,457)	(1,021,596)
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	5,835	3,734	(21,533)	(16,326)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	7,741	7,696	(28,763)	(21,512)
Franklin Small Cap Value VIP Fund - Class 2	14,738	13,983	(23,660)	(9,409)
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	45,695	45,299	(159,813)	(116,260)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	23,569	47,257	(133,607)	(88,125)
LVIP Delaware Bond Fund - Service Class	—	(5,161)	(86,022)	(80,468)
LVIP Delaware High Yield Fund - Standard Class	—	(325)	(3,762)	(2,931)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	52,461	97,561	(312,070)	(211,058)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	13,124	25,634	(71,647)	(43,400)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	356	355	(1,380)	(955)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	371	(545)	(402)	(952)
LVIP Government Money Market Fund - Standard Class	1	1	—	4,001
LVIP JPMorgan Retirement Income Fund - Service Class	26,444	7,822	(166,813)	(149,487)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	33,602	47,141	(79,518)	(30,532)
LVIP MFS International Growth Fund - Standard Class	46,392	56,009	(179,210)	(120,274)
LVIP MFS Value Fund - Standard Class	48,049	94,414	(197,722)	(89,920)
LVIP SSGA S&P 500 Index Fund - Standard Class	321,366	487,343	(1,331,247)	(814,229)
LVIP SSGA Small-Cap Index Fund - Standard Class	70,880	84,406	(258,772)	(170,824)
LVIP T. Rowe Price 2030 Fund - Standard Class	631	(937)	(1,175)	(2,096)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	140,673	153,756	(657,042)	(508,951)
LVIP Wellington Capital Growth Fund - Standard Class	273,235	291,886	(966,403)	(684,439)
LVIP Wellington SMID Cap Value Fund - Standard Class	61,702	80,355	(147,157)	(66,205)
MFS® VIT Research Series - Initial Class	89,201	99,426	(245,185)	(146,922)
MFS® VIT Utilities Series - Initial Class	25,070	36,936	(47,877)	606
PIMCO VIT Total Return Portfolio - Administrative Class	—	(22,653)	(178,963)	(180,486)
ProFund® VP Asia 30	3,137	596	(8,053)	(7,492)
ProFund® VP Europe 30	394	468	(1,504)	(973)
ProFund® VP Financials	344	1,010	(6,265)	(5,425)
ProFund® VP Health Care	4,438	6,158	(11,859)	(6,218)
ProFund® VP Large-Cap Growth	35	35	(97)	(63)
ProFund® VP Large-Cap Value	12	31	(92)	(63)
ProFund® VP Rising Rates Opportunity	—	76	120	193
ProFund® VP Small-Cap Growth	1,570	1,518	(4,266)	(2,815)
ProFund® VP Technology	12,055	13,334	(44,706)	(31,809)
ProFund® VP U.S. Government Plus	—	(1,400)	(12,719)	(14,284)
T. Rowe Price Mid-Cap Growth Portfolio - Class II	6,550	5,131	(68,658)	(64,976)
Templeton Foreign VIP Fund - Class 1	—	(11,309)	(49,768)	(47,041)
Vanguard® VIF Mid-Cap Index Portfolio	29,959	31,921	(97,487)	(64,192)
Vanguard® VIF Real Estate Index Portfolio	5,882	7,348	(53,020)	(43,951)
Vanguard® VIF Small Company Growth Portfolio	72,510	65,102	(145,797)	(81,663)

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Statements of changes in net assets

Years Ended December 31, 2021 and 2022

	American Century VP International Fund - Class I Subaccount	American Century VP Value Fund - Class II Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	DWS Small Cap Index VIP Portfolio - Class B Subaccount	Fidelity® VIP Contrafund® Portfolio - Initial Class Subaccount	Fidelity® VIP Equity-Income Portfolio - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$243,199	$124,883	$421,515	$111,068	$163,259	$2,075,844	$1,203,047
Changes From Operations:
• Net investment income (loss)	(1,186)	1,357	(1,990)	659	(168)	(13,334)	16,074
• Net realized gain (loss) on investments	18,135	2,218	73,296	2,549	16,864	368,801	179,141
• Net change in unrealized appreciation or depreciation on investments	1,912	25,236	16,636	23,341	4,965	185,833	87,812
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,861	28,811	87,942	26,549	21,661	541,300	283,027
Changes From Unit Transactions:
• Net unit transactions	(24,906)	16,032	(26,954)	6,582	(25,307)	(166,832)	(125,805)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(24,906)	16,032	(26,954)	6,582	(25,307)	(166,832)	(125,805)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,045)	44,843	60,988	33,131	(3,646)	374,468	157,222
NET ASSETS AT DECEMBER 31, 2021	237,154	169,726	482,503	144,199	159,613	2,450,312	1,360,269
Changes From Operations:
• Net investment income (loss)	1,368	2,094	(1,233)	684	(16)	(2,666)	14,567
• Net realized gain (loss) on investments	30,422	16,176	57,237	13,263	21,945	128,672	60,994
• Net change in unrealized appreciation or depreciation on investments	(89,169)	(19,262)	(200,976)	(38,343)	(56,335)	(769,733)	(148,944)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(57,379)	(992)	(144,972)	(24,396)	(34,406)	(643,727)	(73,383)
Changes From Unit Transactions:
• Net unit transactions	(11,855)	(7,932)	(13,240)	(14,046)	(3,891)	(93,022)	(136,012)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,855)	(7,932)	(13,240)	(14,046)	(3,891)	(93,022)	(136,012)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(69,234)	(8,924)	(158,212)	(38,442)	(38,297)	(736,749)	(209,395)
NET ASSETS AT DECEMBER 31, 2022	$167,920	$160,802	$324,291	$105,757	$121,316	$1,713,563	$1,150,874

See accompanying notes.

	Fidelity® VIP Growth Portfolio - Initial Class Subaccount	Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2 Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Subaccount	Franklin Small Cap Value VIP Fund - Class 2 Subaccount	Goldman Sachs VIT Strategic Growth Fund - Institutional Shares Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$3,442,399	$113,391	$162,742	$73,638	$297,198	$364,691
Changes From Operations:
• Net investment income (loss)	(25,728)	1,357	(653)	283	(2,194)	(2,466)
• Net realized gain (loss) on investments	981,154	3,434	44,076	2,613	51,132	23,512
• Net change in unrealized appreciation or depreciation on investments	(159,226)	(6,530)	(3,929)	15,013	16,201	23,879
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	796,200	(1,739)	39,494	17,909	65,139	44,925
Changes From Unit Transactions:
• Net unit transactions	(76,930)	9,023	(63,094)	(4,224)	(8,813)	(14,423)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(76,930)	9,023	(63,094)	(4,224)	(8,813)	(14,423)
TOTAL INCREASE (DECREASE) IN NET ASSETS	719,270	7,284	(23,600)	13,685	56,326	30,502
NET ASSETS AT DECEMBER 31, 2021	4,161,669	120,675	139,142	87,323	353,524	395,193
Changes From Operations:
• Net investment income (loss)	(1,784)	1,473	(445)	268	(1,746)	(1,775)
• Net realized gain (loss) on investments	300,645	3,734	7,696	13,983	45,299	47,257
• Net change in unrealized appreciation or depreciation on investments	(1,320,457)	(21,533)	(28,763)	(23,660)	(159,813)	(133,607)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,021,596)	(16,326)	(21,512)	(9,409)	(116,260)	(88,125)
Changes From Unit Transactions:
• Net unit transactions	(650,292)	(8,514)	(13,411)	(1,574)	(2,810)	(53,452)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(650,292)	(8,514)	(13,411)	(1,574)	(2,810)	(53,452)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,671,888)	(24,840)	(34,923)	(10,983)	(119,070)	(141,577)
NET ASSETS AT DECEMBER 31, 2022	$2,489,781	$95,835	$104,219	$76,340	$234,454	$253,616

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	LVIP Delaware Bond Fund - Service Class Subaccount	LVIP Delaware High Yield Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$589,646	$26,260	$1,161,563	$311,193	$5,013	$923	$922,013
Changes From Operations:
• Net investment income (loss)	5,855	2,391	2,383	1,832	123	146	(5,920)
• Net realized gain (loss) on investments	7,144	(167)	81,090	8,480	334	55	45
• Net change in unrealized appreciation or depreciation on investments	(29,069)	(1,189)	213,189	40,097	127	57	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(16,070)	1,035	296,662	50,409	584	258	(5,875)
Changes From Unit Transactions:
• Net unit transactions	(20,150)	(2,740)	(82,209)	(8,009)	(467)	4,244	(265,566)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(20,150)	(2,740)	(82,209)	(8,009)	(467)	4,244	(265,566)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(36,220)	(1,705)	214,453	42,400	117	4,502	(271,441)
NET ASSETS AT DECEMBER 31, 2021	553,426	24,555	1,376,016	353,593	5,130	5,425	650,572
Changes From Operations:
• Net investment income (loss)	10,715	1,156	3,451	2,613	70	(5)	4,000
• Net realized gain (loss) on investments	(5,161)	(325)	97,561	25,634	355	(545)	1
• Net change in unrealized appreciation or depreciation on investments	(86,022)	(3,762)	(312,070)	(71,647)	(1,380)	(402)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(80,468)	(2,931)	(211,058)	(43,400)	(955)	(952)	4,001
Changes From Unit Transactions:
• Net unit transactions	(6,721)	(1,816)	(199,855)	(30,295)	(537)	(3,716)	(26,830)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,721)	(1,816)	(199,855)	(30,295)	(537)	(3,716)	(26,830)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(87,189)	(4,747)	(410,913)	(73,695)	(1,492)	(4,668)	(22,829)
NET ASSETS AT DECEMBER 31, 2022	$466,237	$19,808	$965,103	$279,898	$3,638	$757	$627,743

See accompanying notes.

	LVIP JPMorgan Retirement Income Fund - Service Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP MFS International Growth Fund - Standard Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$1,045,552	$249,458	$739,352	$1,098,022	$3,285,728	$742,152
Changes From Operations:
• Net investment income (loss)	14,272	1,140	464	9,066	26,689	1,469
• Net realized gain (loss) on investments	12,465	8,987	61,934	54,019	195,615	45,900
• Net change in unrealized appreciation or depreciation on investments	24,209	60,473	15,361	203,105	727,232	55,457
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	50,946	70,600	77,759	266,190	949,536	102,826
Changes From Unit Transactions:
• Net unit transactions	(41,007)	(150)	(10,099)	(47,252)	190,788	(34,528)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(41,007)	(150)	(10,099)	(47,252)	190,788	(34,528)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,939	70,450	67,660	218,938	1,140,324	68,298
NET ASSETS AT DECEMBER 31, 2021	1,055,491	319,908	807,012	1,316,960	4,426,052	810,450
Changes From Operations:
• Net investment income (loss)	9,504	1,845	2,927	13,388	29,675	3,542
• Net realized gain (loss) on investments	7,822	47,141	56,009	94,414	487,343	84,406
• Net change in unrealized appreciation or depreciation on investments	(166,813)	(79,518)	(179,210)	(197,722)	(1,331,247)	(258,772)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(149,487)	(30,532)	(120,274)	(89,920)	(814,229)	(170,824)
Changes From Unit Transactions:
• Net unit transactions	(74,543)	(34,944)	(16,341)	(89,526)	(339,622)	(33,689)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(74,543)	(34,944)	(16,341)	(89,526)	(339,622)	(33,689)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(224,030)	(65,476)	(136,615)	(179,446)	(1,153,851)	(204,513)
NET ASSETS AT DECEMBER 31, 2022	$831,461	$254,432	$670,397	$1,137,514	$3,272,201	$605,937

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington SMID Cap Value Fund - Standard Class Subaccount	MFS® VIT Research Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	PIMCO VIT Total Return Portfolio - Administrative Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$1,907	$1,089,421	$1,829,871	$502,016	$696,895	$606,075	$1,225,483
Changes From Operations:
• Net investment income (loss)	238	(7,752)	(12,719)	(899)	(825)	6,749	14,408
• Net realized gain (loss) on investments	156	134,581	254,229	42,085	57,920	28,228	51,608
• Net change in unrealized appreciation or depreciation on investments	266	84,604	51,885	96,849	108,908	44,303	(89,364)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	660	211,433	293,395	138,035	166,003	79,280	(23,348)
Changes From Unit Transactions:
• Net unit transactions	9,525	(60,781)	(86,687)	(2,954)	(25,518)	2,510	35,758
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,525	(60,781)	(86,687)	(2,954)	(25,518)	2,510	35,758
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,185	150,652	206,708	135,081	140,485	81,790	12,410
NET ASSETS AT DECEMBER 31, 2021	12,092	1,240,073	2,036,579	637,097	837,380	687,865	1,237,893
Changes From Operations:
• Net investment income (loss)	16	(5,665)	(9,922)	597	(1,163)	11,547	21,130
• Net realized gain (loss) on investments	(937)	153,756	291,886	80,355	99,426	36,936	(22,653)
• Net change in unrealized appreciation or depreciation on investments	(1,175)	(657,042)	(966,403)	(147,157)	(245,185)	(47,877)	(178,963)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,096)	(508,951)	(684,439)	(66,205)	(146,922)	606	(180,486)
Changes From Unit Transactions:
• Net unit transactions	(6,573)	(12,664)	(23,271)	(48,646)	(33,958)	(46,107)	(87,604)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,573)	(12,664)	(23,271)	(48,646)	(33,958)	(46,107)	(87,604)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,669)	(521,615)	(707,710)	(114,851)	(180,880)	(45,501)	(268,090)
NET ASSETS AT DECEMBER 31, 2022	$3,423	$718,458	$1,328,869	$522,246	$656,500	$642,364	$969,803

See accompanying notes.

	ProFund® VP Asia 30 Subaccount	ProFund® VP Europe 30 Subaccount	ProFund® VP Financials Subaccount	ProFund® VP Health Care Subaccount	ProFund® VP Large-Cap Growth Subaccount	ProFund® VP Large-Cap Value Subaccount
NET ASSETS AT JANUARY 1, 2021	$41,491	$16,584	$31,077	$80,077	$2,324	$717
Changes From Operations:
• Net investment income (loss)	(248)	24	(103)	(595)	(5)	3
• Net realized gain (loss) on investments	8,491	202	3,016	13,563	380	92
• Net change in unrealized appreciation or depreciation on investments	(13,855)	2,735	5,821	5,785	(150)	77
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,612)	2,961	8,734	18,753	225	172
Changes From Unit Transactions:
• Net unit transactions	(7,037)	(7,464)	(3,655)	(7,038)	(2,408)	(14)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,037)	(7,464)	(3,655)	(7,038)	(2,408)	(14)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,649)	(4,503)	5,079	11,715	(2,183)	158
NET ASSETS AT DECEMBER 31, 2021	28,842	12,081	36,156	91,792	141	875
Changes From Operations:
• Net investment income (loss)	(35)	63	(170)	(517)	(1)	(2)
• Net realized gain (loss) on investments	596	468	1,010	6,158	35	31
• Net change in unrealized appreciation or depreciation on investments	(8,053)	(1,504)	(6,265)	(11,859)	(97)	(92)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,492)	(973)	(5,425)	(6,218)	(63)	(63)
Changes From Unit Transactions:
• Net unit transactions	4,606	(519)	(3,201)	(7,314)	171	56
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,606	(519)	(3,201)	(7,314)	171	56
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,886)	(1,492)	(8,626)	(13,532)	108	(7)
NET ASSETS AT DECEMBER 31, 2022	$25,956	$10,589	$27,530	$78,260	$249	$868

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	ProFund® VP Rising Rates Opportunity Subaccount	ProFund® VP Small-Cap Growth Subaccount	ProFund® VP Technology Subaccount	ProFund® VP U.S. Government Plus Subaccount	T. Rowe Price Mid-Cap Growth Portfolio - Class II Subaccount
NET ASSETS AT JANUARY 1, 2021	$112	$11,592	$69,070	$32,766	$248,687
Changes From Operations:
• Net investment income (loss)	(1)	(80)	(512)	(222)	(1,751)
• Net realized gain (loss) on investments	(2)	1,114	8,496	5,637	33,551
• Net change in unrealized appreciation or depreciation on investments	(4)	1,174	15,226	(7,255)	2,832
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7)	2,208	23,210	(1,840)	34,632
Changes From Unit Transactions:
• Net unit transactions	64	(1,676)	(3,118)	3,087	(3,550)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	64	(1,676)	(3,118)	3,087	(3,550)
TOTAL INCREASE (DECREASE) IN NET ASSETS	57	532	20,092	1,247	31,082
NET ASSETS AT DECEMBER 31, 2021	169	12,124	89,162	34,013	279,769
Changes From Operations:
• Net investment income (loss)	(3)	(67)	(437)	(165)	(1,449)
• Net realized gain (loss) on investments	76	1,518	13,334	(1,400)	5,131
• Net change in unrealized appreciation or depreciation on investments	120	(4,266)	(44,706)	(12,719)	(68,658)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	193	(2,815)	(31,809)	(14,284)	(64,976)
Changes From Unit Transactions:
• Net unit transactions	326	430	(383)	2,688	(18,695)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	326	430	(383)	2,688	(18,695)
TOTAL INCREASE (DECREASE) IN NET ASSETS	519	(2,385)	(32,192)	(11,596)	(83,671)
NET ASSETS AT DECEMBER 31, 2022	$688	$9,739	$56,970	$22,417	$196,098

See accompanying notes.

	Templeton Foreign VIP Fund - Class 1 Subaccount	Vanguard® VIF Mid-Cap Index Portfolio Subaccount	Vanguard® VIF Real Estate Index Portfolio Subaccount	Vanguard® VIF Small Company Growth Portfolio Subaccount
NET ASSETS AT JANUARY 1, 2021	$536,042	$284,212	$127,999	$339,140
Changes From Operations:
• Net investment income (loss)	8,018	1,355	2,022	(953)
• Net realized gain (loss) on investments	538	27,374	6,980	39,279
• Net change in unrealized appreciation or depreciation on investments	10,741	36,043	40,418	8,981
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,297	64,772	49,420	47,307
Changes From Unit Transactions:
• Net unit transactions	20,854	(16,229)	(9,963)	(71,663)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	20,854	(16,229)	(9,963)	(71,663)
TOTAL INCREASE (DECREASE) IN NET ASSETS	40,151	48,543	39,457	(24,356)
NET ASSETS AT DECEMBER 31, 2021	576,193	332,755	167,456	314,784
Changes From Operations:
• Net investment income (loss)	14,036	1,374	1,721	(968)
• Net realized gain (loss) on investments	(11,309)	31,921	7,348	65,102
• Net change in unrealized appreciation or depreciation on investments	(49,768)	(97,487)	(53,020)	(145,797)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(47,041)	(64,192)	(43,951)	(81,663)
Changes From Unit Transactions:
• Net unit transactions	(66,160)	(17,728)	(1,278)	(8,685)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(66,160)	(17,728)	(1,278)	(8,685)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(113,201)	(81,920)	(45,229)	(90,348)
NET ASSETS AT DECEMBER 31, 2022	$462,992	$250,835	$122,227	$224,436

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Notes to financial statements

December 31, 2022

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B, formerly JPF Separate Account B (the Variable Account), is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of the operations of the Company. The Variable Account only offers one product (Lincoln Ensemble II VUL) at two fee rates.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-four mutual funds (the Funds) of twelve open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Century Variable Portfolios, Inc.:

American Century VP International Fund - Class I

American Century VP Value Fund - Class II

American Funds Insurance Series®:

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

Deutsche DWS Investments VIT Funds:

DWS Small Cap Index VIP Portfolio - Class B

Fidelity® Variable Insurance Products:

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Equity-Income Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Franklin Templeton Variable Insurance Products Trust:

Franklin Small Cap Value VIP Fund - Class 2

Templeton Foreign VIP Fund - Class 1

Goldman Sachs Variable Insurance Trust:

Goldman Sachs VIT Strategic Growth Fund - Institutional Shares

Lincoln Variable Insurance Products Trust*:

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Service Class

LVIP Delaware High Yield Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Service Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class**

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Standard Class

LVIP JPMorgan Retirement Income Fund - Service Class

LVIP JPMorgan Retirement Income Fund - Standard Class**

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class**

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Standard Class**

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Standard Class**

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington SMID Cap Value Fund - Standard Class

MFS® Variable Insurance Trust:

MFS® VIT Research Series - Initial Class

MFS® VIT Utilities Series - Initial Class

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

PIMCO Variable Insurance Trust:

PIMCO VIT Total Return Portfolio - Administrative Class

ProFunds:

ProFund® VP Asia 30

ProFund® VP Europe 30

ProFund® VP Financials

ProFund® VP Health Care

ProFund® VP Large-Cap Growth

ProFund® VP Large-Cap Value

ProFund® VP Rising Rates Opportunity

ProFund® VP Small-Cap Growth

ProFund® VP Small-Cap Value**

ProFund® VP Technology

ProFund® VP U.S. Government Plus

T. Rowe Price Equity Series, Inc.:

T. Rowe Price Mid-Cap Growth Portfolio - Class II

Vanguard Variable Insurance Funds:

Vanguard® VIF Mid-Cap Index Portfolio

Vanguard® VIF Real Estate Index Portfolio

Vanguard® VIF Small Company Growth Portfolio

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2022

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2022. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investment Fund Changes: During 2021, the following fund changed its name:

Previous Fund Name	New Fund Name
LVIP Wellington Mid-Cap Value Fund - Standard Class	LVIP Wellington SMID Cap Value Fund - Standard Class

Also during 2021, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the Delaware VIP® Trust. The following fund was affected:

Fund Acquired	Acquiring Fund
Delaware VIP® High Yield Series - Standard Class	LVIP Delaware High Yield Fund - Standard Class

During 2022, the LVIP JPMorgan Retirement Income Fund - Standard Class fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2022, the 2022 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2022:

Also during 2022, the following fund merger occurred:

Acquired Fund	Acquiring Fund
LVIP T. Rowe Price 2010 Fund - Standard Class	LVIP JPMorgan Retirement Income Fund - Standard Class

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at an annual rate of .90% of the current value of the Variable Account each day for the first ten years and .65% thereafter. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads retained by the Company for the years ended December 31, 2022 and 2021, amounted to $31,164 and $18,335, respectively.

The Company may charge a monthly administrative fee for items such as premium billings and collection, policy value calculations, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Amounts retained by the Company for administrative fees for the years ended December 31, 2022 and 2021 amounted to $69,582 and $36,120, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis,

a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The Company charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2022 and 2021, amounted to $1,475,066 and $1,579,019, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. There were no transfer charges for the years ended December 31, 2022 and 2021.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. Full surrender charges and partial surrender administrative charges paid to the Company for the years ended December 31, 2022 and 2021, amounted to $375 and $370, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Net unit transactions on the Statements of Changes in Net Assets.

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2022, follows:

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value(3)	Units Outstanding	Net Assets	Total Return(4)	Investment Income Ratio(5)
American Century VP International Fund - Class I
	2022		0.65%	$23.84	7,043	$167,920	-25.24%	1.43%
	2021		0.65%	31.89	7,436	237,154	8.05%	0.16%
	2020		0.65%	29.52	8,239	243,199	25.06%	0.47%
	2019		0.65%	23.60	8,319	196,369	27.59%	0.86%
	2018		0.65%	18.50	8,272	153,030	-15.77%	1.26%
American Century VP Value Fund - Class II
	2022		0.65%	48.23	3,334	160,802	-0.34%	1.93%
	2021		0.65%	48.39	3,507	169,726	23.48%	1.59%
	2020		0.65%	39.19	3,187	124,883	0.18%	2.20%
	2019		0.65%	39.12	3,160	123,625	26.10%	1.96%
	2018		0.65%	31.02	3,176	98,525	-9.86%	1.52%
American Funds Growth Fund - Class 2
	2022		0.65%	56.35	5,755	324,291	-30.39%	0.32%
	2021		0.65%	80.96	5,960	482,503	21.20%	0.22%
	2020		0.65%	66.80	6,310	421,515	51.10%	0.32%
	2019		0.65%	44.21	6,349	280,688	29.93%	0.75%
	2018		0.65%	34.03	6,621	225,280	-0.89%	0.43%
American Funds Growth-Income Fund - Class 2
	2022		0.65%	41.73	2,534	105,757	-17.03%	1.22%
	2021		0.65%	50.30	2,867	144,199	23.29%	1.17%
	2020		0.65%	40.80	2,722	111,068	12.81%	1.16%
	2019		0.65%	36.17	4,971	179,786	25.32%	1.67%
	2018		0.65%	28.86	5,116	147,656	-2.42%	1.41%
DWS Small Cap Index VIP Portfolio - Class B
	2022		0.65%	48.24	2,515	121,316	-21.40%	0.64%
	2021		0.65%	61.38	2,601	159,613	13.44%	0.55%
	2020		0.65%	54.10	3,018	163,259	18.32%	0.90%
	2019		0.65%	45.73	3,112	142,285	24.06%	0.78%
	2018		0.65%	36.86	3,024	111,457	-12.00%	0.69%
Fidelity® VIP Contrafund® Portfolio - Initial Class
	2022		0.65%	64.79	26,446	1,713,563	-26.79%	0.51%
	2021		0.65%	88.51	27,686	2,450,312	27.01%	0.06%
	2020		0.65%	69.69	29,789	2,075,844	29.72%	0.25%
	2019		0.65%	53.72	30,693	1,648,833	30.73%	0.46%
	2018		0.65%	41.09	33,641	1,382,412	-6.98%	0.70%
Fidelity® VIP Equity-Income Portfolio - Initial Class
	2022		0.65%	44.72	25,736	1,150,874	-5.57%	1.87%
	2021		0.65%	47.36	28,723	1,360,269	24.08%	1.85%
	2020		0.65%	38.17	31,521	1,203,047	6.00%	1.83%
	2019		0.65%	36.00	31,704	1,141,483	26.62%	2.03%
	2018		0.65%	28.44	32,455	922,893	-8.89%	2.28%
Fidelity® VIP Growth Portfolio - Initial Class
	2022		0.65%	51.76	48,106	2,489,781	-24.95%	0.60%
	2021		0.65%	68.96	60,350	4,161,669	22.42%	0.00%
	2020		0.65%	56.33	61,110	3,442,399	42.96%	0.08%
	2019		0.65%	39.40	69,366	2,733,241	33.44%	0.26%
	2018		0.65%	29.53	69,989	2,066,661	-0.82%	0.24%
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2
	2022		0.65%	15.86	6,042	95,835	-13.77%	2.06%
	2021		0.65%	18.40	6,560	120,675	-1.54%	1.85%
	2020		0.65%	18.68	6,069	113,391	8.46%	2.05%
	2019		0.65%	17.23	6,041	104,078	8.70%	2.32%
	2018		0.65%	15.85	7,582	120,176	-1.43%	2.31%

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value(3)	Units Outstanding	Net Assets	Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Mid Cap Portfolio - Service Class 2
	2022		0.65%	$52.38	1,990	$104,219	-15.52%	0.26%
	2021		0.65%	62.00	2,244	139,142	24.49%	0.28%
	2020		0.65%	49.80	3,268	162,742	17.10%	0.39%
	2019		0.65%	42.53	3,710	157,799	22.37%	0.69%
	2018		0.65%	34.75	3,600	125,121	-15.32%	0.41%
Franklin Small Cap Value VIP Fund - Class 2
	2022		0.65%	47.18	1,618	76,340	-10.65%	0.99%
	2021		0.65%	52.80	1,654	87,323	24.55%	0.98%
	2020		0.65%	42.39	1,737	73,638	4.51%	1.58%
	2019		0.65%	40.57	1,861	75,473	25.53%	1.07%
	2018		0.65%	32.32	2,029	65,577	-13.44%	0.89%
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares
	2022		0.65%	34.65	6,766	234,454	-32.95%	0.00%
	2021		0.65%	51.68	6,840	353,524	21.14%	0.00%
	2020		0.65%	42.66	6,966	297,198	39.60%	0.09%
	2019		0.65%	30.56	7,242	221,331	34.65%	0.30%
	2018		0.65%	22.70	7,361	167,074	-1.68%	0.44%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2022		0.65%	30.58	8,294	253,616	-24.06%	0.00%
	2021		0.65%	40.27	9,815	395,193	12.55%	0.00%
	2020		0.65%	35.77	10,194	364,691	26.88%	0.00%
	2019		0.65%	28.19	10,685	301,259	24.11%	0.00%
	2018		0.65%	22.72	10,931	248,336	-0.29%	0.00%
LVIP Delaware Bond Fund - Service Class
	2022		0.65%	21.78	21,407	466,237	-14.56%	2.82%
	2021		0.65%	25.49	21,710	553,426	-2.78%	1.67%
	2020		0.65%	26.22	22,489	589,646	8.77%	2.01%
	2019		0.65%	24.10	22,910	552,234	8.12%	2.70%
	2018		0.65%	22.29	24,213	539,798	-1.82%	2.84%
LVIP Delaware High Yield Fund - Standard Class
	2022		0.65%	19.10	1,037	19,808	-11.98%	6.02%
	2021		0.65%	21.70	1,132	24,555	4.24%	10.19%
	2020		0.65%	20.82	1,262	26,260	6.54%	5.94%
	2019		0.65%	19.54	1,201	23,462	15.67%	7.10%
	2018		0.65%	16.89	796	13,442	-5.09%	6.01%
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
	2022		0.65%	51.82	18,623	965,103	-16.09%	0.96%
	2021		0.65%	61.76	22,280	1,376,016	26.28%	0.83%
	2020		0.65%	48.91	23,749	1,161,563	15.25%	1.25%
	2019		0.65%	42.44	24,347	1,033,264	28.81%	1.58%
	2018		0.65%	32.95	24,765	815,909	-8.20%	1.19%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2022		0.65%	33.64	8,320	279,898	-12.63%	1.52%
	2021		0.65%	38.50	9,184	353,593	16.56%	1.20%
	2020		0.65%	33.03	9,421	311,193	11.94%	1.11%
	2019		0.65%	29.51	9,542	281,572	12.06%	1.90%
	2018		0.65%	26.33	9,786	257,698	-9.73%	1.37%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2022		0.65%	14.03	259	3,638	-19.20%	2.33%
	2021		0.65%	17.36	295	5,130	12.04%	3.03%
	2020		0.65%	15.50	323	5,013	5.17%	2.16%
	2019		0.65%	14.74	356	5,250	15.11%	2.28%
	2018		0.65%	12.80	390	4,989	-6.94%	2.37%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2022		0.65%	15.07	50	757	-17.91%	0.53%
	2021		0.65%	18.36	296	5,425	10.10%	7.84%
	2020		0.65%	16.67	55	923	5.41%	2.05%
	2019		0.65%	15.82	58	921	14.27%	2.38%
	2018		0.65%	13.84	61	842	-6.04%	2.41%

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value(3)	Units Outstanding	Net Assets	Total Return(4)	Investment Income Ratio(5)
LVIP Government Money Market Fund - Standard Class
	2022		0.65%	$11.86	52,922	$627,743	0.64%	1.28%
	2021		0.65%	11.79	55,198	650,572	-0.63%	0.01%
	2020		0.65%	11.86	77,735	922,013	-0.37%	0.29%
	2019		0.65%	11.91	80,485	958,177	1.13%	1.79%
	2018		0.65%	11.77	79,014	930,137	0.74%	1.37%
LVIP JPMorgan Retirement Income Fund - Service Class
	2022		0.65%	25.81	32,211	831,461	-14.11%	1.68%
	2021		0.65%	30.05	35,119	1,055,491	4.92%	1.99%
	2020		0.65%	28.65	36,500	1,045,552	8.50%	2.35%
	2019		0.65%	26.40	36,839	972,607	12.91%	2.91%
	2018		0.65%	23.38	39,922	933,535	-5.38%	2.49%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2022		0.65%	32.11	7,925	254,432	-9.75%	1.31%
	2021		0.65%	35.58	8,992	319,908	28.24%	1.03%
	2020		0.65%	27.74	8,992	249,458	1.29%	1.24%
	2019		0.65%	27.39	8,521	233,405	15.41%	1.21%
	2018		0.65%	23.73	9,209	218,567	-12.37%	1.34%
LVIP MFS International Growth Fund - Standard Class
	2022		0.65%	24.95	26,875	670,397	-14.84%	1.08%
	2021		0.65%	29.29	27,550	807,012	10.52%	0.71%
	2020		0.65%	26.50	27,896	739,352	13.80%	0.97%
	2019		0.65%	23.29	28,314	659,470	26.74%	1.59%
	2018		0.65%	18.38	28,941	531,851	-8.83%	1.29%
LVIP MFS Value Fund - Standard Class
	2022		0.65%	53.10	21,423	1,137,514	-6.68%	1.80%
	2021		0.65%	56.90	23,145	1,316,960	24.65%	1.39%
	2020		0.65%	45.65	24,055	1,098,022	2.99%	1.62%
	2019		0.65%	44.32	26,685	1,182,776	29.00%	1.71%
	2018		0.65%	34.36	28,479	978,527	-10.58%	1.72%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2022		0.65%	45.04	72,650	3,272,201	-18.84%	1.46%
	2021		0.65%	55.50	79,756	4,426,052	27.59%	1.33%
	2020		0.65%	43.49	75,543	3,285,728	17.27%	1.63%
	2019		0.65%	37.09	80,009	2,967,570	30.35%	1.65%
	2018		0.65%	28.45	89,035	2,533,428	-5.26%	1.81%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2022		0.65%	30.18	20,077	605,937	-21.30%	1.18%
	2021		0.65%	38.35	21,135	810,450	13.81%	0.83%
	2020		0.65%	33.69	22,027	742,152	18.43%	1.11%
	2019		0.65%	28.45	22,300	634,449	24.22%	0.97%
	2018		0.65%	22.90	23,903	547,434	-11.94%	0.96%
LVIP T. Rowe Price 2030 Fund - Standard Class
	2022		0.65%	16.21	211	3,423	-17.41%	0.82%
	2021		0.65%	19.62	616	12,092	12.86%	5.69%
	2020		0.65%	17.39	110	1,907	14.50%	3.27%
	2019	9/20/19	0.65%	15.19	39	593	5.31%	3.14%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2022		0.65%	36.56	19,652	718,458	-41.10%	0.00%
	2021		0.65%	62.07	19,978	1,240,073	19.69%	0.00%
	2020		0.65%	51.86	21,007	1,089,421	35.58%	0.00%
	2019		0.65%	38.25	25,184	963,257	30.21%	0.08%
	2018		0.65%	29.37	25,819	758,410	-1.76%	0.18%
LVIP Wellington Capital Growth Fund - Standard Class
	2022		0.65%	40.30	32,978	1,328,869	-33.76%	0.00%
	2021		0.65%	60.83	33,478	2,036,579	16.36%	0.00%
	2020		0.65%	52.28	35,000	1,829,871	42.10%	0.00%
	2019		0.65%	36.79	36,772	1,352,892	40.47%	0.00%
	2018		0.65%	26.19	40,121	1,050,844	0.70%	0.00%

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value(3)	Units Outstanding	Net Assets	Total Return(4)	Investment Income Ratio(5)
LVIP Wellington SMID Cap Value Fund - Standard Class
	2022		0.65%	$46.36	11,265	$522,246	-10.58%	0.76%
	2021		0.65%	51.85	12,288	637,097	27.37%	0.50%
	2020		0.65%	40.71	12,333	502,016	1.11%	0.96%
	2019		0.65%	40.26	12,267	493,822	29.75%	0.98%
	2018		0.65%	31.03	13,600	421,972	-15.09%	0.67%
MFS® VIT Research Series - Initial Class
	2022		0.65%	44.21	14,851	656,500	-17.75%	0.49%
	2021		0.65%	53.74	15,581	837,380	23.99%	0.54%
	2020		0.65%	43.34	16,078	696,895	15.84%	0.73%
	2019		0.65%	37.42	16,403	613,769	32.09%	0.78%
	2018		0.65%	28.33	17,475	495,038	-4.99%	0.69%
MFS® VIT Utilities Series - Initial Class
	2022		0.65%	64.22	10,002	642,364	0.10%	2.41%
	2021		0.65%	64.16	10,722	687,865	13.35%	1.73%
	2020		0.65%	56.60	10,708	606,075	5.22%	2.46%
	2019		0.65%	53.79	10,915	587,172	24.26%	3.99%
	2018		0.65%	43.29	11,769	509,501	0.40%	1.11%
PIMCO VIT Total Return Portfolio - Administrative Class
	2022		0.65%	19.51	49,712	969,803	-14.86%	2.61%
	2021		0.65%	22.91	54,027	1,237,893	-1.91%	1.82%
	2020		0.65%	23.36	52,466	1,225,483	7.94%	2.12%
	2019		0.65%	21.64	53,172	1,150,568	7.65%	3.01%
	2018		0.65%	20.10	57,563	1,157,017	-1.18%	2.55%
ProFund® VP Asia 30
	2022		0.65%	15.42	1,683	25,956	-24.92%	0.51%
	2021		0.65%	20.54	1,405	28,842	-19.05%	0.00%
	2020		0.65%	25.37	1,636	41,491	34.67%	1.05%
	2019		0.65%	18.84	1,361	25,629	25.49%	0.26%
	2018		0.65%	15.01	1,410	21,172	-19.12%	0.38%
ProFund® VP Europe 30
	2022		0.65%	13.99	757	10,589	-8.36%	1.23%
	2021		0.65%	15.27	791	12,081	23.72%	0.83%
	2020		0.65%	12.34	1,344	16,584	-9.82%	2.62%
	2019		0.65%	13.68	1,340	18,338	17.02%	2.25%
	2018		0.65%	11.69	664	7,767	-14.69%	2.44%
ProFund® VP Financials
	2022		0.65%	21.03	1,309	27,530	-15.69%	0.09%
	2021		0.65%	24.94	1,449	36,156	29.26%	0.35%
	2020		0.65%	19.30	1,610	31,077	-2.41%	0.69%
	2019		0.65%	19.77	1,664	32,912	29.43%	0.23%
	2018		0.65%	15.28	14,893	227,537	-11.01%	0.38%
ProFund® VP Health Care
	2022		0.65%	50.00	1,565	78,260	-6.63%	0.00%
	2021		0.65%	53.55	1,714	91,792	20.75%	0.04%
	2020		0.65%	44.35	1,806	80,077	13.70%	0.00%
	2019		0.65%	39.01	1,785	69,611	18.60%	0.00%
	2018		0.65%	32.89	2,232	73,423	3.76%	0.00%
ProFund® VP Large-Cap Growth
	2022		0.65%	34.08	7	249	-31.09%	0.00%
	2021		0.65%	49.46	3	141	29.02%	0.00%
	2020		0.65%	38.33	61	2,324	30.08%	0.00%
	2019		0.65%	29.47	62	1,832	28.05%	0.00%
	2018	6/13/18	0.65%	23.01	64	1,464	-10.31%	0.00%
ProFund® VP Large-Cap Value
	2022		0.65%	23.05	38	868	-7.43%	0.44%
	2021		0.65%	24.90	35	875	22.13%	1.02%
	2020		0.65%	20.39	35	717	-0.71%	1.23%
	2019		0.65%	20.53	29	592	28.93%	0.91%
	2018		0.65%	15.92	62	981	-11.21%	0.86%

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Fee Rate(2)	Unit Value(3)	Units Outstanding	Net Assets	Total Return(4)	Investment Income Ratio(5)
ProFund® VP Rising Rates Opportunity
	2022		0.65%	$1.97	349	$688	57.44%	0.00%
	2021		0.65%	1.25	135	169	-0.72%	0.00%
	2020		0.65%	1.26	89	112	-27.17%	1.08%
	2019		0.65%	1.73	43	75	-17.95%	0.00%
	2018		0.65%	2.11	131	278	3.49%	0.00%
ProFund® VP Small-Cap Growth
	2022		0.65%	36.62	266	9,739	-22.92%	0.00%
	2021		0.65%	47.50	255	12,124	19.86%	0.00%
	2020		0.65%	39.63	292	11,592	16.63%	0.00%
	2019		0.65%	33.98	253	8,602	18.35%	0.00%
	2018		0.65%	28.71	588	16,896	-6.36%	0.00%
ProFund® VP Technology
	2022		0.65%	67.95	838	56,970	-36.14%	0.00%
	2021		0.65%	106.40	838	89,162	34.08%	0.00%
	2020		0.65%	79.36	870	69,070	43.87%	0.00%
	2019		0.65%	55.16	893	49,267	44.24%	0.00%
	2018		0.65%	38.24	1,038	39,713	-2.93%	0.00%
ProFund® VP U.S. Government Plus
	2022		0.65%	12.13	1,848	22,417	-42.08%	0.00%
	2021		0.65%	20.94	1,624	34,013	-7.69%	0.00%
	2020		0.65%	22.69	1,444	32,766	19.91%	0.05%
	2019		0.65%	18.92	1,759	33,291	17.46%	0.84%
	2018		0.65%	16.11	1,846	29,744	-6.03%	0.95%
T. Rowe Price Mid-Cap Growth Portfolio - Class II
	2022		0.65%	77.75	2,522	196,098	-23.25%	0.00%
	2021		0.65%	101.31	2,761	279,769	13.82%	0.00%
	2020		0.65%	89.01	2,794	248,687	22.67%	0.00%
	2019		0.65%	72.56	2,745	199,187	30.13%	0.00%
	2018		0.65%	55.76	3,338	186,128	-2.93%	0.00%
Templeton Foreign VIP Fund - Class 1
	2022		0.65%	21.48	21,558	462,992	-7.99%	3.37%
	2021		0.65%	23.34	24,687	576,193	3.76%	2.02%
	2020		0.65%	22.49	23,830	536,042	-1.56%	3.52%
	2019		0.65%	22.85	21,300	486,729	12.11%	1.95%
	2018		0.65%	20.38	23,724	483,566	-15.82%	2.86%
Vanguard® VIF Mid-Cap Index Portfolio
	2022		0.65%	65.49	3,830	250,835	-19.35%	1.15%
	2021		0.65%	81.20	4,098	332,755	23.55%	1.08%
	2020		0.65%	65.72	4,325	284,212	17.31%	1.68%
	2019		0.65%	56.02	5,989	335,499	30.02%	1.16%
	2018		0.65%	43.09	4,539	195,574	-9.92%	1.20%
Vanguard® VIF Real Estate Index Portfolio
	2022		0.65%	45.83	2,667	122,227	-26.78%	1.92%
	2021		0.65%	62.59	2,675	167,456	39.30%	2.00%
	2020		0.65%	44.93	2,849	127,999	-5.47%	2.58%
	2019		0.65%	47.53	2,724	129,485	27.97%	2.81%
	2018		0.65%	37.14	3,190	118,480	-5.97%	3.25%
Vanguard® VIF Small Company Growth Portfolio
	2022		0.65%	59.55	3,769	224,436	-25.84%	0.27%
	2021		0.65%	80.29	3,920	314,784	13.48%	0.39%
	2020		0.65%	70.76	4,793	339,140	22.39%	0.64%
	2019		0.65%	57.81	4,560	263,651	27.28%	0.48%
	2018		0.65%	45.42	4,782	217,203	-7.86%	0.39%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Notes to financial statements (continued)

3. Financial Highlights (continued)

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2022:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Century VP International Fund - Class I	$40,136	$24,241
American Century VP Value Fund - Class II	23,318	16,064
American Funds Growth Fund - Class 2	66,588	27,713
American Funds Growth-Income Fund - Class 2	15,569	16,833
DWS Small Cap Index VIP Portfolio - Class B	31,151	11,588
Fidelity® VIP Contrafund® Portfolio - Initial Class	119,086	123,807
Fidelity® VIP Equity-Income Portfolio - Initial Class	72,125	154,358
Fidelity® VIP Growth Portfolio - Initial Class	286,208	706,420
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	12,231	13,435
Fidelity® VIP Mid Cap Portfolio - Service Class 2	13,815	19,928
Franklin Small Cap Value VIP Fund - Class 2	17,643	4,210
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	50,238	9,095
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	33,254	64,907
LVIP Delaware Bond Fund - Service Class	38,762	34,760
LVIP Delaware High Yield Fund - Standard Class	1,326	1,986
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	77,656	221,582
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	25,546	40,099
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	454	565
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	392	3,742
LVIP Government Money Market Fund - Standard Class	39,219	62,037
LVIP JPMorgan Retirement Income Fund - Service Class	64,848	103,428
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	45,408	44,900
LVIP MFS International Growth Fund - Standard Class	71,938	38,948
LVIP MFS Value Fund - Standard Class	84,163	112,232
LVIP SSGA S&P 500 Index Fund - Standard Class	413,825	402,348
LVIP SSGA Small-Cap Index Fund - Standard Class	90,852	50,108

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP T. Rowe Price 2030 Fund - Standard Class	$2,589	$8,515
LVIP T. Rowe Price Growth Stock Fund - Standard Class	164,992	42,635
LVIP Wellington Capital Growth Fund - Standard Class	307,533	67,467
LVIP Wellington SMID Cap Value Fund - Standard Class	77,179	63,517
MFS® VIT Research Series - Initial Class	101,956	47,864
MFS® VIT Utilities Series - Initial Class	47,614	57,092
PIMCO VIT Total Return Portfolio - Administrative Class	60,188	126,645
ProFund® VP Asia 30	13,525	5,817
ProFund® VP Europe 30	1,019	1,081
ProFund® VP Financials	2,429	5,456
ProFund® VP Health Care	6,855	10,247
ProFund® VP Large-Cap Growth	206	1
ProFund® VP Large-Cap Value	836	770
ProFund® VP Rising Rates Opportunity	1,117	794
ProFund® VP Small-Cap Growth	2,287	354
ProFund® VP Technology	14,929	3,693
ProFund® VP U.S. Government Plus	5,940	3,417
T. Rowe Price Mid-Cap Growth Portfolio - Class II	12,178	25,768
Templeton Foreign VIP Fund - Class 1	36,779	88,895
Vanguard® VIF Mid-Cap Index Portfolio	39,813	26,204
Vanguard® VIF Real Estate Index Portfolio	18,736	12,409
Vanguard® VIF Small Company Growth Portfolio	87,482	24,621

5. Investments

The following is a summary of investments owned at December 31, 2022:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Century VP International Fund - Class I	17,620	$9.53	$167,923	$176,816
American Century VP Value Fund - Class II	12,906	12.46	160,805	132,214
American Funds Growth Fund - Class 2	4,301	75.40	324,297	340,427
American Funds Growth-Income Fund - Class 2	2,138	49.46	105,759	102,530
DWS Small Cap Index VIP Portfolio - Class B	10,010	12.12	121,318	144,350
Fidelity® VIP Contrafund® Portfolio - Initial Class	45,237	37.88	1,713,594	1,442,240
Fidelity® VIP Equity-Income Portfolio - Initial Class	48,850	23.56	1,150,895	1,055,230
Fidelity® VIP Growth Portfolio - Initial Class	34,818	71.51	2,489,825	2,400,334
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	9,153	10.47	95,837	116,038
Fidelity® VIP Mid Cap Portfolio - Service Class 2	3,340	31.20	104,221	110,049
Franklin Small Cap Value VIP Fund - Class 2	6,093	12.53	76,341	93,678
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	25,485	9.20	234,458	308,958
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	15,217	16.67	253,621	205,878
LVIP Delaware Bond Fund - Service Class	40,806	11.43	466,245	565,517
LVIP Delaware High Yield Fund - Standard Class	4,936	4.01	19,808	24,444
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	26,554	36.35	965,120	853,548
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	7,423	37.71	279,903	216,267
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	325	11.18	3,638	4,200
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	65	11.62	757	971
LVIP Government Money Market Fund - Standard Class	62,775	10.00	627,754	627,753
LVIP JPMorgan Retirement Income Fund - Service Class	74,639	11.14	831,476	1,012,579
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	14,589	17.44	254,437	205,888
LVIP MFS International Growth Fund - Standard Class	37,801	17.74	670,409	554,983
LVIP MFS Value Fund - Standard Class	22,382	50.82	1,137,534	715,523
LVIP SSGA S&P 500 Index Fund - Standard Class	149,767	21.85	3,272,259	2,292,369
LVIP SSGA Small-Cap Index Fund - Standard Class	22,165	27.34	605,948	528,620
LVIP T. Rowe Price 2030 Fund - Standard Class	342	10.00	3,423	4,127
LVIP T. Rowe Price Growth Stock Fund - Standard Class	20,574	34.92	718,471	684,452
LVIP Wellington Capital Growth Fund - Standard Class	31,545	42.13	1,328,893	1,311,546

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Wellington SMID Cap Value Fund - Standard Class	21,093	$24.76	$522,255	$416,973
MFS® VIT Research Series - Initial Class	23,667	27.74	656,512	611,040
MFS® VIT Utilities Series - Initial Class	17,687	36.32	642,376	529,120
PIMCO VIT Total Return Portfolio - Administrative Class	107,998	8.98	969,820	1,194,906
ProFund® VP Asia 30	732	35.46	25,956	37,935
ProFund® VP Europe 30	470	22.52	10,589	10,472
ProFund® VP Financials	652	42.23	27,530	25,939
ProFund® VP Health Care	1,051	74.44	78,261	66,245
ProFund® VP Large-Cap Growth	5	47.65	249	333
ProFund® VP Large-Cap Value	19	45.11	868	844
ProFund® VP Rising Rates Opportunity	16	43.99	688	618
ProFund® VP Small-Cap Growth	363	26.82	9,739	12,394
ProFund® VP Technology	1,172	48.61	56,971	56,622
ProFund® VP U.S. Government Plus	1,689	13.27	22,417	38,707
T. Rowe Price Mid-Cap Growth Portfolio - Class II	8,127	24.13	196,102	216,313
Templeton Foreign VIP Fund - Class 1	37,219	12.44	463,000	517,958
Vanguard® VIF Mid-Cap Index Portfolio	11,732	21.38	250,839	241,848
Vanguard® VIF Real Estate Index Portfolio	10,601	11.53	122,229	130,641
Vanguard® VIF Small Company Growth Portfolio	15,185	14.78	224,440	304,097

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2022, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP International Fund - Class I	478	(871)	(393)
American Century VP Value Fund - Class II	159	(332)	(173)
American Funds Growth Fund - Class 2	207	(412)	(205)
American Funds Growth-Income Fund - Class 2	51	(384)	(333)
DWS Small Cap Index VIP Portfolio - Class B	139	(225)	(86)
Fidelity® VIP Contrafund® Portfolio - Initial Class	330	(1,570)	(1,240)
Fidelity® VIP Equity-Income Portfolio - Initial Class	288	(3,275)	(2,987)
Fidelity® VIP Growth Portfolio - Initial Class	740	(12,984)	(12,244)
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	267	(785)	(518)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	113	(367)	(254)
Franklin Small Cap Value VIP Fund - Class 2	46	(82)	(36)
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	136	(210)	(74)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	325	(1,846)	(1,521)
LVIP Delaware Bond Fund - Service Class	1,152	(1,455)	(303)
LVIP Delaware High Yield Fund - Standard Class	2	(97)	(95)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	318	(3,975)	(3,657)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	245	(1,109)	(864)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	(36)	(36)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	—	(246)	(246)
LVIP Government Money Market Fund - Standard Class	3,163	(5,439)	(2,276)
LVIP JPMorgan Retirement Income Fund - Service Class	970	(3,878)	(2,908)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	281	(1,348)	(1,067)
LVIP MFS International Growth Fund - Standard Class	814	(1,489)	(675)
LVIP MFS Value Fund - Standard Class	328	(2,050)	(1,722)
LVIP SSGA S&P 500 Index Fund - Standard Class	933	(8,039)	(7,106)
LVIP SSGA Small-Cap Index Fund - Standard Class	420	(1,478)	(1,058)
LVIP T. Rowe Price 2030 Fund - Standard Class	112	(517)	(405)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	627	(953)	(326)
LVIP Wellington Capital Growth Fund - Standard Class	845	(1,345)	(500)
LVIP Wellington SMID Cap Value Fund - Standard Class	267	(1,290)	(1,023)
MFS® VIT Research Series - Initial Class	231	(961)	(730)
MFS® VIT Utilities Series - Initial Class	126	(846)	(720)
PIMCO VIT Total Return Portfolio - Administrative Class	1,712	(6,027)	(4,315)

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ProFund® VP Asia 30	625	(347)	278
ProFund® VP Europe 30	36	(70)	(34)
ProFund® VP Financials	97	(237)	(140)
ProFund® VP Health Care	52	(201)	(149)
ProFund® VP Large-Cap Growth	4	—	4
ProFund® VP Large-Cap Value	36	(33)	3
ProFund® VP Rising Rates Opportunity	622	(408)	214
ProFund® VP Small-Cap Growth	19	(8)	11
ProFund® VP Technology	38	(38)	—
ProFund® VP U.S. Government Plus	429	(205)	224
T. Rowe Price Mid-Cap Growth Portfolio - Class II	76	(315)	(239)
Templeton Foreign VIP Fund - Class 1	961	(4,090)	(3,129)
Vanguard® VIF Mid-Cap Index Portfolio	110	(378)	(268)
Vanguard® VIF Real Estate Index Portfolio	211	(219)	(8)
Vanguard® VIF Small Company Growth Portfolio	235	(386)	(151)

The change in units outstanding for the year ended December 31, 2021, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP International Fund - Class I	252	(1,055)	(803)
American Century VP Value Fund - Class II	499	(179)	320
American Funds Growth Fund - Class 2	124	(474)	(350)
American Funds Growth-Income Fund - Class 2	248	(103)	145
DWS Small Cap Index VIP Portfolio - Class B	64	(481)	(417)
Fidelity® VIP Contrafund® Portfolio - Initial Class	222	(2,325)	(2,103)
Fidelity® VIP Equity-Income Portfolio - Initial Class	459	(3,257)	(2,798)
Fidelity® VIP Growth Portfolio - Initial Class	5,626	(6,386)	(760)
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	678	(187)	491
Fidelity® VIP Mid Cap Portfolio - Service Class 2	131	(1,155)	(1,024)
Franklin Small Cap Value VIP Fund - Class 2	81	(164)	(83)
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	432	(558)	(126)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	263	(642)	(379)
LVIP Delaware Bond Fund - Service Class	1,372	(2,151)	(779)
LVIP Delaware High Yield Fund - Standard Class	121	(251)	(130)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	354	(1,823)	(1,469)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	407	(644)	(237)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	(28)	(28)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	244	(3)	241
LVIP Government Money Market Fund - Standard Class	21,896	(44,433)	(22,537)
LVIP JPMorgan Retirement Income Fund - Service Class	1,452	(2,833)	(1,381)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	431	(431)	—
LVIP MFS International Growth Fund - Standard Class	930	(1,276)	(346)
LVIP MFS Value Fund - Standard Class	416	(1,326)	(910)
LVIP SSGA S&P 500 Index Fund - Standard Class	9,024	(4,811)	4,213
LVIP SSGA Small-Cap Index Fund - Standard Class	379	(1,271)	(892)
LVIP T. Rowe Price 2030 Fund - Standard Class	558	(52)	506
LVIP T. Rowe Price Growth Stock Fund - Standard Class	156	(1,185)	(1,029)
LVIP Wellington Capital Growth Fund - Standard Class	198	(1,720)	(1,522)
LVIP Wellington SMID Cap Value Fund - Standard Class	577	(622)	(45)
MFS® VIT Research Series - Initial Class	235	(732)	(497)
MFS® VIT Utilities Series - Initial Class	571	(557)	14
PIMCO VIT Total Return Portfolio - Administrative Class	3,838	(2,277)	1,561
ProFund® VP Asia 30	311	(542)	(231)
ProFund® VP Europe 30	16	(569)	(553)
ProFund® VP Financials	20	(181)	(161)
ProFund® VP Health Care	334	(426)	(92)
ProFund® VP Large-Cap Growth	3	(61)	(58)

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
ProFund® VP Large-Cap Value	36	(36)	—
ProFund® VP Rising Rates Opportunity	52	(6)	46
ProFund® VP Small-Cap Growth	18	(55)	(37)
ProFund® VP Technology	22	(54)	(32)
ProFund® VP U.S. Government Plus	450	(270)	180
T. Rowe Price Mid-Cap Growth Portfolio - Class II	130	(163)	(33)
Templeton Foreign VIP Fund - Class 1	2,205	(1,348)	857
Vanguard® VIF Mid-Cap Index Portfolio	108	(335)	(227)
Vanguard® VIF Real Estate Index Portfolio	156	(330)	(174)
Vanguard® VIF Small Company Growth Portfolio	261	(1,134)	(873)

7. Subsequent Events

Management evaluated subsequent events through April 26, 2023, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lincoln Life & Annuity Company of New York
and

Contract Owners of Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B ("Variable Account"), as of December 31, 2022, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since at least 1998, but we are unable to determine the specific year.
Philadelphia, Pennsylvania
April 26, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Century VP International Fund - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Century VP Value Fund - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Growth Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Growth-Income Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
DWS Small Cap Index VIP Portfolio - Class B	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP Contrafund® Portfolio - Initial Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Franklin Small Cap Value VIP Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware Bond Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware High Yield Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Government Money Market Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP JPMorgan Retirement Income Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP MFS Value Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Wellington SMID Cap Value Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
MFS® VIT Research Series - Initial Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
MFS® VIT Utilities Series - Initial Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
PIMCO VIT Total Return Portfolio - Administrative Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ProFund® VP Asia 30	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ProFund® VP Europe 30	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ProFund® VP Financials	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ProFund® VP Health Care	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ProFund® VP Large-Cap Growth	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ProFund® VP Large-Cap Value	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ProFund® VP Rising Rates Opportunity	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ProFund® VP Small-Cap Growth	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ProFund® VP Technology	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ProFund® VP U.S. Government Plus	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
T. Rowe Price Mid-Cap Growth Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Templeton Foreign VIP Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Vanguard® VIF Mid-Cap Index Portfolio	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Vanguard® VIF Real Estate Index Portfolio	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Vanguard® VIF Small Company Growth Portfolio	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022